   As filed with the Securities and Exchange Commission on November 8, 2002

                          1933 Act Registration No. 33-
                           1940 Act File No. 811-4559

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       [ ] Pre-Effective Amendment No. ___
                      [ ] Post-Effective Amendment No. ___

                       State Street Research Income Trust
               (Exact name of Registrant as Specified in Charter)

                              One Financial Center
                           Boston, Massachusetts 02111
               (Address of Principal Executive Offices) (Zip Code)
                                 (617) 357-1200
                        (Area Code and Telephone Number)

                         Francis J. McNamara, III, Esq.
                Managing Director, Secretary and General Counsel
                   State Street Research & Management Company
                              One Financial Center
                           Boston, Massachusetts 02111
                     (Name and Address of Agent for Service)

                                   Copies to:
                            Gregory D. Sheehan, Esq.
                                  Ropes & Gray
                             One International Place
                        Boston, Massachusetts 02110-2624

                                ----------------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

                                  ------------

    It is proposed that this filing will become effective on December 8, 2002 pursuant to Rule 488.

                                  ------------

                          [STATE STREET RESEARCH LOGO]

                           STATE STREET RESEARCH FUNDS
                              One Financial Center
                           Boston, Massachusetts 02111


Dear Shareholder:                                                   January 2003

         You are cordially invited to attend a special shareholder meeting of the State Street Research Strategic Income Fund and State Street Research High Income Fund to be held on February 21, 2003. Before the meeting, I would like to ask for your vote on an important proposal affecting your fund.

         As described in the attached proxy statement, shareholders of each fund will be asked to consider and approve an Agreement and Plan of Reorganization between the Strategic Income Fund and the High Income Fund.

         If the proposal is approved by shareholders, the High Income Fund would acquire substantially all of the assets and liabilities of the Strategic Income Fund. As a result of this transaction, shareholders of the Strategic Income Fund would receive, in exchange for their shares of the Strategic Income Fund, shares of the corresponding class of the High Income Fund with an aggregate net asset value equivalent to the aggregate net asset value of their respective investments in Strategic Income Fund on the transaction date. THIS MEANS THAT ALTHOUGH SHAREHOLDERS OF THE STRATEGIC INCOME FUND MAY END UP WITH A DIFFERENT NUMBER OF SHARES COMPARED TO WHAT THEY ORIGINALLY HELD, THE TOTAL DOLLAR VALUE OF THEIR SHARES WILL REMAIN THE SAME. The transaction is conditioned upon the receipt of an opinion of counsel to the effect that the transaction would be free from federal income taxes to the shareholders of each fund.

         THE BOARD OF TRUSTEES BELIEVES THE TRANSACTION IS IN THE BEST INTERESTS OF EACH FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

         I encourage you to carefully review the enclosed materials, which explain the proposal in detail. As a shareholder, your vote is important, and we hope that you will respond. By voting today, you can help the funds avoid the cost of follow-up communications. You have the option of voting your proxy over the Internet, as well as by mail or touch-tone phone. In the meantime, if you have any questions about this proposal, please call 1-87-SSR-FUNDS (1-877-773-8637).

         As always, we very much appreciate your support as a shareholder of the Strategic Income Fund and the High Income Fund.

                    Sincerely,


                    --------------------
                    Richard S. Davis
                    Chairman of the Board, President and Chief Executive Officer State Street Research Securities Trust
                    State Street Research Income Trust

                               QUESTIONS & ANSWERS

Q:        WHAT AM I BEING ASKED TO VOTE ON?

A: Shareholders of the State Street Research Strategic Income Fund are being asked to vote on a proposed reorganization of the Fund into the State Street Research High Income Fund (the "Reorganization"). Shareholders of the State Street Research High Income Fund are likewise being asked to approve the Reorganization. THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL.

Q: WHY HAS THE BOARD OF TRUSTEES RECOMMENDED THAT I VOTE IN FAVOR OF THE REORGANIZATION?

A: The Board of Trustees of each Fund believes the Reorganization may provide several benefits to shareholders of the Strategic Income Fund, including lower contractual expenses and potential economies of scale which may result from investing in a larger fund with the same investment manager and similar objectives and policies. The Board also believes that the Reorganization may benefit shareholders of the High Income Fund through similar economies of scale.

Q: WHAT ARE THE MOST IMPORTANT DIFFERENCES BETWEEN THE STRATEGIC INCOME FUND'S INVESTMENT PROGRAM AND THE HIGH INCOME FUND'S INVESTMENT PROGRAM?

A: The most significant difference in the Funds' investment programs is the High Income Fund's emphasis on lower quality securities (securities that are rated within or below the Standard & Poor's BB or the Moody's Ba major rating categories at the time of purchase) -- specifically junk bonds. The High Income Fund invests a MINIMUM OF 80% of its assets in junk bonds and lower quality securities, whereas the Strategic Income Fund invests a MAXIMUM OF 60% of its assets in junk bonds and lower quality securities. Whereas the Strategic Income Fund employs an allocation strategy designed to keep the Fund diversified across three categories of fixed-income securities (investment grade, lower quality, and foreign securities), the High Income Fund invests most and potentially all of its assets in lower quality securities. Increased investing in lower quality securities and junk bonds leads to an increased level of risk for shareholders.

Q:        WHEN WILL THE REORGANIZATION OCCUR?

A: If approved by the shareholders of both Funds, the Reorganization is expected to occur on or about February __, 2003.

Q:        WHAT IF I HAVE QUESTIONS?

A: If you have questions about the Reorganization proposal itself, please call 1-87-SSR-FUNDS (1-877-773-8637).

     IMPORTANT ADDITIONAL INFORMATION ABOUT THE PROPOSAL IS SET FORTH IN THE
       ACCOMPANYING PROSPECTUS/PROXY STATEMENT. PLEASE READ IT CAREFULLY.

                   STATE STREET RESEARCH STRATEGIC INCOME FUND
                                   A SERIES OF
                     STATE STREET RESEARCH SECURITIES TRUST


                     STATE STREET RESEARCH HIGH INCOME FUND
                                   A SERIES OF
                       STATE STREET RESEARCH INCOME TRUST

                              One Financial Center
                           Boston, Massachusetts 02111


                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON
                                 FEBRUARY , 2003

To the Shareholders:

         This is to notify you that a Joint Special Meeting of Shareholders of the State Street Research Strategic Income Fund, a series of State Street Research Securities Trust, and the State Street Research High Income Fund, a series of State Street Research Income Trust (together with State Street Research Securities Trust, the "Trusts"), will be held on February 21, 2003 at 4:00 p.m., Eastern time, at the offices of the Trusts at One Financial Center, 31st Floor, Boston, Massachusetts 02111, for the following purposes:

                  1. To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the State Street Research Strategic Income Fund by the State Street Research High Income Fund; and

                  2. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the meeting and any adjournments thereof.

         The Board of Trustees of each of the Trusts has fixed the close of business on December ___, 2003 as the record date for determination of shareholders of State Street Research Strategic Income Fund and State Street Research High Income Fund entitled to notice of, and to vote at, the Joint Special Meeting and any adjournments thereof.

         IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN February 19, 2003. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or trustee of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN EITHER FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. CERTAIN SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET; PLEASE SEE PAGES
__ TO __ FOR DETAILS. IF YOU VOTE BY PROXY AND THEN DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

                                              By Order of the Board of Trustees


                                              Francis J. McNamara, III
                                              Secretary

January ___, 2003
Date of Notice

                   STATE STREET RESEARCH STRATEGIC INCOME FUND
                                   A SERIES OF
                     STATE STREET RESEARCH SECURITIES TRUST


                     STATE STREET RESEARCH HIGH INCOME FUND
                                   A SERIES OF
                       STATE STREET RESEARCH INCOME TRUST

                              One Financial Center
                           Boston, Massachusetts 02111


                           PROSPECTUS/PROXY STATEMENT

         This Prospectus/Proxy Statement is furnished to the shareholders of State Street Research Strategic Income Fund (the "Strategic Income Fund"), a series of State Street Research Securities Trust (the "Securities Trust"), and State Street Research High Income Fund (the "High Income Fund" and, together with the Strategic Income Fund, the "Funds"), a series of State Street Research Income Trust (the "Income Trust" and, together with the Securities Trust, the "Trusts"), in connection with the solicitation of proxies by and on behalf of the Board of Trustees of each Trust to be used at a Joint Special Meeting of Shareholders of the Strategic Income Fund and the High Income Fund (the "Meeting") to be held at the Trusts' offices, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4:00 P.M., Eastern time, on February 21, 2003, and at any adjournments thereof.

         Shareholders of record of each Fund at the close of business on December ___, 2002 (the "Record Date") are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. This Prospectus/Proxy Statement, Proxy form and accompanying Notice of Joint Special Meeting of Shareholders were first sent or given to shareholders of each Fund on or about January ___, 2003.

         This Prospectus/Proxy Statement relates to the proposed reorganization whereby the High Income Fund would acquire substantially all of the assets and liabilities of the Strategic Income Fund (the "Reorganization"). The Strategic Income Fund and the High Income Fund are series of the Securities Trust and the Income Trust, respectively. Each of the Trusts is an open-end series management investment company organized as a Massachusetts business trust. The Strategic Income Fund and the High Income Fund are referred to in this Prospectus/Proxy Statement as the "Funds." The Reorganization is to be effected through the transfer of all of the assets of the Strategic Income Fund to the High Income Fund, in exchange for shares of beneficial interest of the High Income Fund (the "Reorganization Shares") and the assumption by the High Income Fund of all of the liabilities of the Strategic Income Fund. This will be followed by the distribution of the Reorganization Shares to the shareholders of the Strategic Income Fund in liquidation of the Strategic Income Fund. As a result of the proposed transaction, each shareholder of the Strategic Income Fund will receive in exchange for his or her Strategic Income Fund shares a number of High Income Fund shares of the same class equal in value at the time of the exchange to the aggregate value of the shareholder's Strategic Income Fund shares. This means that shareholders of the Strategic Income Fund may end up with a different number of shares compared to what they originally held, but the total dollar value of their shares will remain the same.

         Because shareholders of the Strategic Income Fund are being asked to approve transactions which will result in their receiving shares of the High

Income Fund, this Prospectus/Proxy Statement also serves as a Prospectus for the Reorganization Shares of the High Income Fund.

         This Prospectus/Proxy Statement explains concisely what shareholders of the Strategic Income Fund should know before investing in the High Income Fund. Please read it carefully and keep it for future reference.

         THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

         Shareholders of the Strategic Income Fund can lose money by investing in the High Income Fund. The High Income Fund may not achieve its goals, and is not intended as a complete investment program. An investment in the High Income Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

- the Strategic Income Fund's current Prospectus, dated June 29, 2002, and the High Income Fund's current Prospectus, dated August 1, 2002, each including any supplements (each a "Fund Prospectus");

- the Strategic Income Fund's current Statement of Additional Information, dated June 29, 2002, and the High Income Fund's current Statement of Additional Information, dated August 1, 2002 (each a "Fund SAI"); and

- the Statement of Additional Information relating to this Prospectus/Proxy Statement, dated January ___, 2003 (the "Reorganization SAI").

         This Prospectus/Proxy Statement is accompanied by a copy of the High Income Fund's Prospectus dated August 1, 2002. For a free copy of the Strategic Income Fund Prospectus, either Fund's SAI, or the Reorganization SAI, please call 1-877-773-8637 or write to either Trust at:

     State Street Research Securities Trust OR
     State Street Research Income Trust
     One Financial Center
     Boston, MA 02111 ATTN: _________________
                            c/o State Street Research Service Center

--------------------------------------------------------------------------------

                            MANNER OF VOTING PROXIES

         If a proxy authorization ("Proxy") is properly given in time for a vote at the Meeting (either by returning the paper Proxy form or by submitting a Proxy electronically by telephone or over the Internet), the shares of the Fund represented thereby will be voted at the Meeting in accordance with the shareholder's instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Meeting or any adjournments thereof. The Board of Trustees of the Trusts does not currently know of any matter to be considered at the Meeting other than the matters set forth in the Notice of Joint Special Meeting of Shareholders.

         Approval by each Fund of the proposed Reorganization will require the affirmative vote of the lesser of (i) 67% or more of the Class A, Class B(1), Class B, Class C and Class S shares of the Fund present or represented by proxy at the Meeting, voting together as a single class, if holders of more than 50% of the outstanding Class A, Class B(1), Class B, Class C and Class S shares of the Fund, taken as a single class, are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding Class A, Class B(1), Class B, Class C and Class S shares of such Fund, voting together as a single class. The holders of 30% of the shares of the Strategic Income Fund, and of a majority of the shares of the High Income Fund, entitled to vote shall be a quorum for the Meeting. If either Fund fails to approve the proposed Reorganization, the Reorganization will not occur.

         The persons named as proxies may propose one or more adjournments of the Meeting on behalf of either Fund without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of shareholders of such Fund, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. A shareholder vote may be taken by either Fund on the proposal in this Prospectus/Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of the aggregate number of shares of the relevant Fund present on a given proposal at the Meeting in person or by proxy.

         For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Meeting, abstentions may, in the discretion of the relevant Fund, be treated as present at the Meeting and entitled to vote on the matter, but which have not been voted. For this reason, abstentions could assist a Fund in obtaining a quorum but would have the same effect as a vote against a proposal. Broker "non-votes" ordinarily will not be considered present and entitled to vote on a proposal. The Funds reserve discretion to count broker "non-votes" as present based on specific instructions from a broker or nominee. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have, or choose not to exercise, discretionary power.

         A shareholder may vote:

          -         By telephone (through fully automated touch-tone voting);

          -         Over the Internet;

          -         By mail; or

          -         In person at the Meeting

BY TELEPHONE

         If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy form. Prior to calling, you should read the Prospectus/Proxy Statement and have your Proxy form at hand. (Please note, however, that telephone voting is not available to shareholders whose shares are held by a broker or other intermediary on the shareholder's behalf.)

         To use the automated touch-tone voting method, call the toll-free number provided on the Proxy form. At the prompt, enter the control number provided on the Proxy form, then follow the menu. IF YOU ARE A SHAREHOLDER OF BOTH FUNDS, YOU WILL NEED TO VOTE SEPARATELY FOR EACH FUND, USING THE RELEVANT CONTROL NUMBERS.

         A written confirmation of your telephone instructions will be mailed within 72 hours. You should immediately call 1-87-SSR-FUNDS (1-877-773-8637) toll-free between 9 A.M. and 6 P.M. Monday through Friday Eastern time if no confirmation is received or if your instructions have not been properly reflected.

INTERNET VOTING

         To vote over the Internet, please log on to WWW.SSRFUNDS.COM and click on the proxy voting button. Prior to logging on, you should read the Prospectus/Proxy Statement and have your Proxy form at hand. You should enter the control number provided on the Proxy form, and follow the instructions on the screen. If you receive more than one Proxy form, you may vote them during the same session, using the relevant control numbers. IF YOU ARE A SHAREHOLDER OF BOTH FUNDS, YOU WILL NEED TO VOTE SEPARATELY FOR EACH FUND, USING THE RELEVANT CONTROL NUMBERS.

BY MAIL

         To vote by mail, you should date and sign the Proxy form included with this Prospectus/Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided.

ADDITIONAL INFORMATION

         SHAREHOLDERS VOTING THEIR PROXIES BY TELEPHONE OR OVER THE INTERNET SHOULD NOT RETURN THEIR PROXY FORMS BY MAIL.

         A person submitting votes by telephone or over the Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing PFPC Global Fund Services ("PFPC"), a proxy solicitation firm, and its agents, to execute a proxy to vote the shareholder's shares at the Meeting as the shareholder has indicated.

         Any shareholder who has given a Proxy, whether by telephone, over the Internet or in written form, has the right to revoke it at any time prior to its exercise by submitting a subsequent telephone or electronic vote, or a written notice of revocation, or a later-dated Proxy, or by attending the Meeting and voting his or her shares in person.

         The Trusts believe that the procedures for authorizing the execution of a Proxy by telephone or over the Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

         In some cases, proxy solicitation materials may be included in one package for more than one account with the same tax I.D. number and address of record.

         PFPC and its agents will assist with the mailing and tabulation effort and may also solicit Proxies by contacting shareholders by telephone. The costs of solicitation will be borne by the Funds conducting the solicitation. Each Fund's cost for PFPC's services is not expected to exceed $_________. The Funds also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of the Funds. Representatives of State Street Research Service Center and other representatives of the Trusts may also solicit proxies.

         Questions about the proposal should be directed to State Street Research Service Center at 1-87-SSR-FUNDS (1-877-773-8637), One Financial Center, Boston, Massachusetts 02111.

--------------------------------------------------------------------------------

                   SHARES OUTSTANDING AND BENEFICIAL OWNERSHIP

         As of the Record Date, as shown on the books of the Funds, there were issued and outstanding the following number of shares of beneficial interest of each class of each Fund:

                                 CLASS A     CLASS B(1)      CLASS B     CLASS C      CLASS S      TOTAL
                                 -------     ----------      -------     -------      -------      -----
Strategic Income Fund
High Income Fund

         As of November 30, 2002, the officers and Trustees of the Trusts as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund. As of November 30, 2002, to the best of the knowledge of the Trusts, the following persons each owned of record or beneficially 5% or more of the outstanding shares of a class of the Strategic Income Fund or the High Income
Fund:

                                                                                         % OF HIGH INCOME
                                                                                             FUND HELD
FUND                       CLASS          SHAREHOLDER          % OF CLASS HELD          AFTER REORGANIZATION
----                       -----          -----------          ---------------          --------------------
STRATEGIC INCOME
   FUND

HIGH INCOME FUND

*Beneficial Owner

         State Street Research & Management Company (the "Investment Manager" or "State Street Research") serves as investment manager of the Funds and State Street Research Investment Services, Inc. (the "Distributor") serves as distributor of the Funds. The Investment Manager and the Distributor are located at One Financial Center, Boston, Massachusetts 02111 and are indirect, wholly-owned subsidiaries of MetLife, Inc. ("MetLife"). MetLife and its affiliated entities have indicated that with respect to shares of each Fund for which they have voting authority, they intend to vote for and against the proposal in the same relative proportion as do the other shareholders of the Fund who cast votes at the Meeting.

                        OVERVIEW OF PROPOSED TRANSACTION

PROPOSED TRANSACTION

         The Trustees of the Securities Trust, on behalf of the Strategic Income Fund, and the Trustees of the Income Trust, on behalf of the High Income Fund, have approved the Reorganization of the Strategic Income Fund into the High Income Fund. The Reorganization is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Strategic Income Fund to the High Income Fund, in exchange for shares of the High Income Fund and the assumption by the High Income Fund of all the liabilities of the Strategic Income Fund, followed by the liquidation of the Strategic Income Fund. The form of Agreement and Plan of Reorganization is included in this Prospectus/Proxy Statement as APPENDIX A.

         The investment objective and policies of the High Income Fund are similar to the investment objective and policies of the Strategic Income Fund. However, there are some important differences between the Funds; the most significant is that the High Income Fund's policy requires it to invest a MINIMUM OF 80% of its assets in lower quality securities, whereas the Strategic Income Fund's policy dictates it may invest a MAXIMUM OF 60% of its assets in lower quality securities. As of September 30, 2002, the High Income Fund had approximately 89% of its net assets invested in junk bonds, while the Strategic Income Fund had approximately 44% of its net assets invested in junk bonds. Increased investing in junk bonds leads to an increased level of risk for shareholders. More information about the Funds' investment objectives and policies, and important differences between them, are contained below under "Comparison of Investment Objectives, Policies, Restrictions and Risks."

         As a result of the proposed Reorganization, the Strategic Income Fund will receive a number of Class A, Class B(1), Class B, Class C, and Class S Reorganization Shares of the High Income Fund equal in value to the value of the net assets of the Strategic Income Fund being transferred and attributable to the Class A, Class B(1), Class B, Class C, and Class S shares, respectively, of the Strategic Income Fund. Following the transfer, the Strategic Income Fund will distribute to each of its Class A, Class B(1), Class B, Class C, and Class S shareholders a number of full and fractional Class A, Class B(1), Class B, Class C, and Class S Reorganization Shares, respectively, of the High Income Fund equal in value to the aggregate value of the shareholder's Class A, Class B(1), Class B, Class C, and Class S Strategic Income Fund shares, as the case may be, and the Strategic Income Fund will be liquidated.

         The Class A, Class B(1), Class B, Class C, and Class S shares of the High Income Fund have identical characteristics to the corresponding classes of the Strategic Income Fund.

         Shareholders of the Strategic Income Fund will not be charged a front end sales load on the issuance of the Reorganization Shares, or a contingent deferred sales charge (a "CDSC") on Strategic Income Fund shares exchanged for Reorganization Shares. The Reorganization Shares that shareholders of the Strategic Income Fund receive will be subject to a CDSC on redemption to the same extent that the Strategic Income Fund shares exchanged were so subject. In other words, the Reorganization Shares will be treated as having been purchased on the date that shareholders originally purchased the Strategic Income Fund shares and for the price each shareholder originally paid. For purposes of determining the conversion date of the Class B(1) and Class B Reorganization Shares into Class A shares, the Reorganization Shares will be treated as having been acquired on the date that shareholders originally acquired the Strategic Income Fund shares (so that the conversion of such shares will be unchanged by the Reorganization). See the Fund Prospectuses for more information about the characteristics of Class A, Class B(1), Class B, Class C, and Class S shares of the Funds.

         As described more fully below, the Trustees of the Securities Trust and Income Trust unanimously recommend that shareholders of the Strategic Income Fund and the High Income approve the Reorganization. The Trustees believe the Reorganization may provide several benefits to shareholders of the Strategic Income Fund, including lower contractual expenses and potential economies of scale which may result from investing in a larger fund with the same investment manager and similar investment objectives and policies. In addition, the Trustees of the Income Trust believe that the Reorganization would be beneficial to the High Income Fund, to the extent that it results in greater investment leverage and market presence for the Fund. See "The Proposal--Background and Reasons for the Proposed Reorganization."

OPERATING EXPENSES

         The following tables contain the current fees for the High Income Fund and the Strategic Income Fund and the pro-forma fees annualized after the Reorganization.

         The contractual operating expenses of the Strategic Income Fund are significantly higher than the contractual operating expenses of the High Income Fund. The Strategic Income Fund's operating expenses are currently reduced to a level that matches the operating expenses of the High Income Fund through a voluntary expense reimbursement. However, this reimbursement is not contractual and can be discontinued at any time. The Investment Manager has determined that it is not economically viable to continue with this level of expense reimbursement. Therefore, it is expected that the operating expenses of the Strategic Income Fund would increase substantially, possibly to their contractual levels, if the Fund were to continue to offering shares to the public.

         If the Reorganization is approved, the Strategic Income Fund's shareholders will benefit from the High Income Fund's reduced level of contractual operating expenses. For each share class, the High Income Fund's contractual expenses are more than 0.60% (as an annualized percentage of the Fund's average assets) lower than the contractual expenses of the Strategic Income Fund for the equivalent share class. Of course, there can be no assurance that the Reorganization will result in expense savings for shareholders.

         The following tables summarize fees and expenses for Class A shares, Class B(1) shares, Class B shares, Class C shares, and Class S shares:

- that the Strategic Income Fund and High Income Fund incurred in their fiscal years ended April 30, 2002 and March 31, 2002, respectively, restated to reflect the elimination of fee waivers and expense reimbursements previously in effect; and

- that the High Income Fund would have incurred in its most recent fiscal year after giving effect on a pro forma combined basis to the proposed Reorganization, if the Reorganization had occurred at the beginning of such fiscal year.

         The tables are provided to help you understand an investor's share of the operating expenses which each Fund incurs. The examples show the estimated cumulative expenses attributable to a hypothetical $10,000 investment in the Strategic Income Fund, the High Income Fund, and the High Income Fund on a pro forma basis, over specified periods. By translating "Total Annual Fund Operating Expenses" into dollar amounts, these examples help you compare the costs of investing in a particular Fund, or a particular class of shares, with the costs of investing in other mutual funds.

SHAREHOLDER TRANSACTION EXPENSES (APPLICABLE TO BOTH FUNDS)

                                                                        CLASS A     CLASS B(1)     CLASS B      CLASS C      CLASS S
                                                                        -------     ----------     -------      -------      -------
SHAREHOLDER FEES
Maximum Sales Charge Imposed on Purchase (as a percentage of
   offering price at the time of purchase)                                 4.50%         None         None         None        None
Maximum Contingent Deferred Sales Charge (as a percentage of
   original purchase price or redemption price, whichever is lower)      None(1)     5.00%(2)     5.00%(3)     1.00%(4)        None

----------

(1) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will apply.

(2) 5.00% first year; 4.00% second year; 3.00% third and fourth years; 2.00% fifth year; 1.00% sixth year; and 0% thereafter.

(3) 5.00% first year; 4.00% second year; 3.00% third and fourth years; 2.00% fifth year; and 0% thereafter.

(4)  0% after first year.

                                                                      CURRENT EXPENSES            PRO FORMA
                                                                      ----------------             EXPENSES
                                                                  STRATEGIC                        --------
ANNUAL FUND OPERATING EXPENSES                                     INCOME        HIGH INCOME      HIGH INCOME
  (as a percentage of average net assets)                           FUND             FUND            FUND
                                                                  ---------      -----------      -----------
Management Fees
   Class A                                                          0.75%           0.60%            0.60%
   Class B(1)                                                       0.75%           0.60%            0.60%
   Class B                                                          0.75%           0.60%            0.60%
   Class C                                                          0.75%           0.60%            0.60%
   Class S                                                          0.75%           0.60%            0.60%
12b-1 Fees
   Class A                                                          0.30%(1)        0.30%(1)         0.30%(1)
   Class B(1)                                                       1.00%           1.00%            1.00%
   Class B                                                          1.00%           1.00%            1.00%
   Class C                                                          1.00%           1.00%            1.00%
   Class S                                                          0.00%           0.00%            0.00%
Other Expenses
   Class A                                                          1.13%           0.61%            0.60%
   Class B(1)                                                       1.13%           0.61%            0.60%
   Class B                                                          1.13%           0.61%            0.60%
   Class C                                                          1.13%           0.61%            0.60%
   Class S                                                          1.13%           0.61%            0.60%
Total Fund Operating Expenses
   Class A                                                          2.18%(2)        1.51%(2)         1.50%
   Class B(1)                                                       2.88%(2)        2.21%(2)         2.20%
   Class B                                                          2.88%(2)        2.21%(2)         2.20%
   Class C                                                          2.88%(2)        2.21%(2)         2.20%
   Class S                                                          1.88%(2)        1.21%(2)         1.20%

----------

(1) The Trustees may increase the current service/distribution fee rate shown for Class A shares at any time, provided that the fees do not exceed a maximum of 0.40%.

(2) Because some of the Strategic Income Fund's expenses have been subsidized or reduced through expense offset arrangements, actual total operating expenses for the period ended September 30, 2002 were: 1.40% for Class A shares, 2.10% for Class B(1) shares, 2.10% for Class B shares, 2.10% for Class C shares, and 1.10% for Class S shares. The Fund expects the expense subsidy and expense offset arrangement to continue, although there is no guarantee that they will.

EXAMPLE OF FUND EXPENSES:

         An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses and, except as indicated, redemption at the end of each time period:

                                                                            CURRENT EXPENSES                    PRO FORMA
                                                                            ----------------                     EXPENSES
                                                                                                                 --------
                                                               STRATEGIC INCOME          HIGH INCOME            HIGH INCOME
                                                                     FUND                    FUND                   FUND
                                                                     ----                    ----                   ----
Class A
   1 year                                                      $             661      $            597        $            596
   3 years                                                     $           1,101      $            906        $            903
   5 years                                                     $           1,567      $          1,237        $          1,232
   10 years                                                    $           2,850      $          2,170        $          2,160
Class B(1)
   1 year                                                      $             791      $            724        $            723
   3 years                                                     $           1,192      $            991        $            988
   5 years                                                     $           1,718      $          1,385        $          1,380
   10 years                                                    $           3,039(1)   $          2,367(1)     $          2,357(1)
Class B(1) (no redemption)
   1 year                                                      $             291      $            224        $            223
   3 years                                                     $             892      $            691        $            688
   5 years                                                     $           1,518      $          1,185        $          1,180
   10 years                                                    $           3,039(1)   $          2,367(1)     $          2,357(1)
Class B
   1 year                                                      $             791      $            724        $            723
   3 years                                                     $           1,192      $            991        $            988
   5 years                                                     $           1,718      $          1,385        $          1,380
   10 years                                                    $           3,039(1)   $          2,367(1)     $          2,357(1)
Class B (no redemption)
   1 year                                                      $             291      $            224        $            223
   3 years                                                     $             892      $            691        $            688
   5 years                                                     $           1,518      $          1,185        $          1,180
   10 years                                                    $           3,039(1)   $          2,367(1)     $          2,357(1)
Class C
   1 year                                                      $             391      $            324        $            323
   3 years                                                     $             892      $            691        $            688
   5 years                                                     $           1,518      $          1,185        $          1,180
   10 years                                                    $           3,204      $          2,544        $          2,534
Class C (no redemption)
   1 year                                                      $             291      $            224        $            223
   3 years                                                     $             892      $            691        $            688
   5 years                                                     $           1,518      $          1,185        $          1,180
   10 years                                                    $           3,204      $          2,544        $          2,534
Class S
   1 year                                                      $             191      $            123        $            122
   3 years                                                     $             591      $            384        $            381
   5 years                                                     $           1,016      $            665        $            660
   10 years                                                    $           2,201      $          1,466        $          1,455

----------

(1)  Assumes conversion to Class A shares after eight years.

FEDERAL INCOME TAX CONSEQUENCES

         For federal income tax purposes, the Reorganization of the Strategic Income Fund into the High Income Fund will be a tax-free reorganization. Accordingly, no gain or loss will be recognized by the Strategic Income Fund or by its shareholders as a result of the Reorganization, and the aggregate tax basis of the Reorganization Shares received by each shareholder of the Strategic Income Fund will be the same as the aggregate tax basis of the shareholder's Strategic Income Fund shares.

         A substantial portion of the portfolio assets of the Strategic Income Fund may be sold in connection with the Reorganization of the Strategic Income Fund into the High Income Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the selling Fund's basis in such assets. Any capital gains recognized in these sales (and not offset by capital loss carryforwards) will be distributed to the selling Fund's shareholders as capital gain dividends (to the extent of net capital gains) and/or ordinary dividends (to the extent of net short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders subject to income tax.

         For more information about the federal income tax consequences of the Reorganization, see "Information About the Reorganization -- Federal Income Tax Consequences."

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS AND RISKS

         The investment objectives, policies, restrictions and risks of the Funds, and certain differences between them, are summarized below. For a more detailed description of the investment techniques used by the Funds, please see the Fund Prospectuses. For more information concerning the risks associated with investments in the Funds, see "Risk Factors," below.

STRATEGIC INCOME FUND

         The Strategic Income Fund seeks high current income consistent with overall total return. Under normal market conditions, the Strategic Income Fund uses an allocation strategy whereby it invests primarily in three major categories of fixed-income securities: investment grade, lower quality and foreign securities. The Fund may invest up to 60% of its total assets in U.S. and foreign lower quality securities.

         The Strategic Income Fund's investment grade securities may include debt securities of the U.S. Treasury as well as those of various U.S. government agencies. This category also includes investment grade corporate securities, such as corporate bonds (bonds that, at the time of purchase, are rated within or above the Standard & Poor's BBB or the Moody's Baa major rating categories, or are unrated but considered equivalent by the Investment Manager). The Fund's lower quality securities (securities that, at the time of purchase, are below investment grade) may include junk bonds, as well as lower quality convertible bonds and preferred stocks. The Fund's foreign securities tend to be bonds issued by governments of developed countries. However, the Fund also may invest in government debt of less developed countries as well as foreign corporate debt of any quality. Under certain conditions, the Fund may use foreign currencies and related instruments to hedge its foreign securities.

         In managing the Strategic Income Fund's portfolio, the Investment Manager monitors and adjusts the category allocations from time to time, emphasizing those categories that the Investment Manager anticipates will outperform the others. By investing across different categories of fixed-income securities rather than in just one, the Fund diversifies the risks associated with investing in only one category.

HIGH INCOME FUND

         The High Income Fund seeks, primarily, high current income and, secondarily, capital appreciation, from investments in fixed-income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in lower quality securities--primarily junk bonds. At the time of purchase, these securities are rated within or below the BB or Ba major rating categories (Standard & Poor's / Moody's), or are unrated but considered equivalent by the Investment Manager. The Fund may not invest more than 20% of its total assets in securities rated in the CCC/Caa or lower rating categories or equivalent at the time of purchase.

         In addition to the principal investment strategies for the Funds described above, each Fund may also engage in other types of investment practices, such as investing in restricted and illiquid securities, derivatives, when-issued securities, and zero coupon securities. Each Fund may also engage in securities lending and in defensive investing. More detailed descriptions of these investment practices, and associated risks, are included in the Fund Prospectuses and Fund SAI's.

         While the investment objective of the Strategic Income Fund is substantially similar to that of the High Income Fund, there are differences in the Fund's investment strategies. The most significant difference is that whereas the Strategic Income Fund may invest no more than 60% of its assets in lower-quality securities, the High Income Fund, under normal market conditions, invests at least 80% of its assets in such securities. By contrast, the Strategic Income Fund's allocation strategy is designed to keep the Fund diversified across three categories of fixed-income securities: investment grade, lower quality, and foreign securities.

         There are also several differences between the fundamental investment restrictions of the Strategic Income Fund and the High Income Fund. As a result of the Reorganization, the High Income Fund's fundamental investment restrictions will apply to shares issued to former shareholders of the Strategic Income Fund. The Funds' Investment Manager believes that the differences between the two Funds' fundamental investment restrictions are not material. The table contained in APPENDIX B to this Prospectus/Proxy Statement summarizes the differences in the Funds' fundamental investment restrictions. The table, as well as the summary contained in this paragraph and the preceding paragraph, are qualified in their entirety by reference to the complete text of the investment restrictions of each Fund, which are set forth in the respective Fund Prospectuses and SAI's.

RISK FACTORS

         Certain risks associated with an investment in the High Income Fund are summarized below. Because the High Income Fund and the Strategic Income Fund share certain policies described more fully above under "Overview of Proposed Transactions--Comparison of Investment Objectives, Policies, Restrictions and Risks," some of the risks of an investment in the High Income Fund are substantially similar to the risks of an investment in the Strategic Income Fund. However, the magnitude of the risks for the Funds are not the same. Because the High Income Fund invests a MINIMUM OF 80% of its assets in junk bonds, whereas the Strategic Income Fund invests a MAXIMUM OF 60% of its assets in junk bonds, the High Income Fund is much more susceptible to the risks associated with junk bond investing.

         Junk bonds and lower quality fixed-income securities generally are considered to be speculative investments and involve greater risks than higher quality securities. The prices of most lower quality securities are vulnerable to economic recessions, when it becomes difficult for issuers to generate sufficient cash flow to pay principal and interest. Many also are affected by weak equity markets, when issuers find it hard to improve their financial condition by replacing debt with equity and when investors, such as the High Income Fund, find it hard to sell their lower quality securities at fair prices. In addition, the value of a security will usually fall substantially if an issuer defaults or goes bankrupt. Even anticipation of defaults by certain issuers, or the perception of economic or financial weakness, may cause the market for lower quality securities to fall.

         Junk bonds, especially those that are newly issued, are traded primarily by institutions. Because this limits the market for these securities, it may be difficult for the High Income Fund to sell them at fair prices when it needs to raise cash to meet redemptions.

         The value of any bonds held by the High Income Fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities.

         Because the High Income Fund may invest in U.S. companies with some international business, and also may invest in foreign companies, it is subject to the risks associated with international investing. The High Income Fund's management approach, which may include short-term trading, could cause the Fund's portfolio turnover rate to be above-average for a bond fund. High turnover will increase the Fund's transaction costs and may increase shareholders' tax liabilities. The Fund's shares will rise and fall in value and there is a risk that shareholders could lose money by investing in the Fund. Also, the Fund cannot be certain that it will achieve its goal. Finally, High Income Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

         A more detailed description of the risks associated with an investment in the High Income Fund may be found in the High Income Fund's Prospectus under the captions "Other Information--Other Securities and Risks" and in the SAI under the captions "Additional Information Concerning Investment Restrictions, Certain Risks and Investment Techniques" and "Debt Instruments and Permitted Cash Investments."

         The Strategic Income Fund's allocation strategy provides for a more diversified portfolio of fixed-income securities. This allocation strategy means that the Strategic Income Fund, at all times, invests a smaller percentage of its assets in lower quality securities than does the High Income Fund; therefore, it has less exposure to risks specific to investing in lower quality securities and junk bonds than the High Income Fund. Because the Strategic Income Fund invests a MAXIMUM OF 60% of its assets in junk bonds, whereas the High Income Fund invests a MINIMUM OF 80% of its assets in junk bonds, the Strategic Income Fund is much less susceptible to the risks associated with junk bond investing. As of [recent date], the Strategic Income Fund had [only 50%] of its assets invested in junk bonds. If this proposed Reorganization is approved, the former shareholders of the Strategic Income Fund will hold shares in the High Income Fund, a Fund that normally invests at least 80% of its assets in junk bonds. As discussed above, this increased level of investment in junk bonds leads to an increased level of risk for shareholders.

COMPARISON OF DISTRIBUTION POLICIES AND PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

         Both the Strategic Income Fund and the High Income Fund declare dividends daily and pay them monthly. Each Fund distributes any net realized capital gains annually. It is expected that, shortly prior to the Exchange Date (as defined in the Agreement and Plan of Reorganization), the Strategic Income Fund will declare and distribute as a special dividend any investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized capital gains through the Exchange Date not previously distributed.

         The Funds have identical procedures for purchasing shares. Each of the Funds offers five classes of shares, Class A, Class B(1), Class B, Class C and Class S. Class A, Class B(1), Class C and Class S shares of the Funds may be purchased at their net asset value next determined, plus applicable sales charges in the case of Class A shares, through broker-dealers that have dealer agreements with State Street Research Investment Services, Inc., the Funds' distributor (the "Distributor"), or through the Distributor in certain instances. Class B shares of the Funds are available only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds. Class S shares of the Funds are available only through certain advisory accounts of the Investment Manager and other special programs, including programs through financial professionals with recordkeeping and other services.

         Class B(1) shares of the Funds are subject to a contingent deferred sales charge ("CDSC") at declining rates if redeemed within six years of purchase. Class B shares of the Funds are subject to a CDSC at declining rates if redeemed within five years of purchase. Class C shares of the Funds are subject to a CDSC if redeemed within one year of purchase. Class B(1), Class B and Class C Reorganization Shares will be subject to a CDSC on redemption to the same extent that the Class B(1), Class B and Class C Strategic Income Fund shares were so subject. No sales charge will be charged to Strategic Income Fund shareholders on the issuance of the Reorganization Shares, and no CDSC will be charged by the Strategic Income Fund. Following is a brief summary of the main characteristics of each class:

CLASS A SHARES. Class A shares of each Fund are sold subject to a front-end sales load of 4.50% or less, with lower sales charges applicable to larger investments. Class A shares are also subject to a servicing and distribution fee at a current aggregate annual rate of 0.30% (subject to a maximum annual rate of 0.40%) of assets attributable to Class A shares. Class A shares are generally not subject to a CDSC, except in the case of certain large purchases of Class A shares without a sales load which are redeemed within one year of purchase.

CLASS B(1) SHARES. Class B(1) shares of each Fund are sold at net asset value without any initial sales charge, but subject to a CDSC at declining rates if the shares are redeemed within six years of purchase. Class B(1) shares of each Fund are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of assets attributable to Class B(1) shares. Class B(1) shares convert automatically to Class A shares eight years after purchase.

CLASS B SHARES. Class B shares of each Fund are sold at net asset value without any initial sales charge, but subject to a CDSC at declining rates if the shares are redeemed within five years of purchase. Class B shares of each Fund are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of assets attributable to Class B shares. Class B shares convert automatically to Class A shares eight years after purchase. Note that Class B shares of each Fund are available only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

CLASS C SHARES. Class C shares of each Fund are also sold at net asset value without an initial sales charge, but subject to a CDSC if redeemed within the first year of purchase. Class C shares are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of assets attributable to Class C shares. Class C shares never convert to Class A shares.

CLASS S SHARES. Class S shares of each Fund are sold at net asset value without an initial sales charge, and are not subject to a CDSC. Class S shares are not subject to servicing and distribution fees, and therefore have lower annual expenses than other share classes of the Funds. Note, however, that Class S shares of each Fund are available only through certain advisory accounts of the investment manager and through other special programs, including programs through financial professionals offering recordkeeping and other services. Such programs typically involve special conditions and separate fees, in addition to those described here.

         Shares of each Fund can generally be exchanged for shares of the same class of any other publicly offered and available State Street Research Fund. For more details, see the Fund Prospectuses and the Fund SAI's.

         The Funds have identical redemption procedures. Shares of each Fund may be redeemed at their net asset value next determined after receipt of the redemption request, less any applicable CDSC, on any day the New York Stock Exchange is open. Shares can be redeemed by mail, by telephone, through broker-dealers if a dealer agreement is in place, by wire communication, by Internet, by check, by Systematic Withdrawal Plan, or by electronic funds transfer.

         Each Fund offers the same shareholder services, including reinvestment privileges, a systematic withdrawal plan (with automatic bank connection), a dividend allocation program, telephone purchases, telephone exchanges, telephone redemptions, Internet account access through the EZ-Trader service, and access to the Investamatic Program, an automatic investment program. Because each Fund currently offers the same shareholder services, after the closing of the proposed Reorganization, the same services will continue to be available to the shareholders of the Strategic Income Fund.

         See the Fund Prospectuses for further information.

--------------------------------------------------------------------------------

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

         Class A shares of the High Income Fund returned 3.33% (without sales charge) for the 12 months ended March 31, 2002. That was higher than the Lipper High Current Yield Funds Average, which was -0.94%. The High Income Fund slightly underperformed the CSFB Global High Yield Index II, which returned 3.41%.

         During the early part of the year, the High Income Fund outperformed its peers by investing in higher-quality, more liquid "BB"-rated securities. Then, the High Income Fund increased its exposure to single "B" securities, which outperformed in the second half of the year. The High Income Fund also benefited from its overweighting in healthcare and emerging market sovereign debt, and from an underweighting in telecommunications, which detracted from absolute performance but helped relative performance.

         Over the course of the year, the High Income Fund eliminated some of its riskier telecommunications and energy positions. It used the proceeds from sales to purchase the debt of investment-grade companies that had fallen out of favor, such as Williams Companies, U.S. West Communications, AT&T and Tyco International.

                           CHANGE IN VALUE OF $10,000
                  BASED ON THE CSFB GLOBAL HIGH YIELD INDEX II
                     COMPARED TO CHANGE IN VALUE OF $10,000
                          INVESTED IN HIGH INCOME FUND

[DATA POINTS FOR LINE GRAPHS]

CLASS A SHARES

                                                  HIGH INCOME              CSFB GLOBAL HIGH
                                                     FUND                   YIELD INDEX II
            "3/92"                                  $ 9,550                    $10,000
            "3/93"                                   11,335                     11,428
            "3/94"                                   12,987                     12,496
            "3/95"                                   13,221                     13,198
            "3/96"                                   14,919                     15,240
            "3/97"                                   16,456                     17,007
            "3/98"                                   19,909                     19,583
            "3/99"                                   19,273                     19,441
            "3/00"                                   18,956                     19,422
            "3/01"                                   14,499                     19,567
            "3/02"                                   14,981                     20,235

CLASS B(1) SHARES

                                                  HIGH INCOME              CSFB GLOBAL HIGH
                                                     FUND                   YIELD INDEX II
            "3/92"                                  $10,000                    $10,000
            "3/93"                                   11,869                     11,428
            "3/94"                                   13,498                     12,496
            "3/95"                                   13,619                     13,198
            "3/96"                                   15,262                     15,240
            "3/97"                                   16,688                     17,007
            "3/98"                                   20,029                     19,583
            "3/99"                                   19,273                     19,441
            "3/00"                                   18,779                     19,422
            "3/01"                                   14,266                     19,567
            "3/02"                                   14,645                     20,235

CLASS B SHARES

                                                  HIGH INCOME              CSFB GLOBAL HIGH
                                                     FUND                   YIELD INDEX II
            "3/92"                                  $10,000                    $10,000
            "3/93"                                   11,869                     11,428
            "3/94"                                   13,498                     12,496
            "3/95"                                   13,619                     13,198
            "3/96"                                   15,262                     15,240
            "3/97"                                   16,688                     17,007
            "3/98"                                   20,029                     19,583
            "3/99"                                   19,273                     19,441
            "3/00"                                   18,814                     19,422
            "3/01"                                   14,303                     19,567
            "3/02"                                   14,683                     20,235

CLASS C SHARES

                                                  HIGH INCOME              CSFB GLOBAL HIGH
                                                     FUND                   YIELD INDEX II
            "3/92"                                  $10,000                    $10,000
            "3/93"                                   11,869                     11,428
            "3/94"                                   13,496                     12,496
            "3/95"                                   13,614                     13,198
            "3/96"                                   15,255                     15,240
            "3/97"                                   16,707                     17,007
            "3/98"                                   20,046                     19,583
            "3/99"                                   19,291                     19,441
            "3/00"                                   18,795                     19,422
            "3/01"                                   14,287                     19,567
            "3/02"                                   14,665                     20,235

CLASS S SHARES

                                                  HIGH INCOME              CSFB GLOBAL HIGH
                                                     FUND                   YIELD INDEX II
            "3/92"                                  $10,000                    $10,000
            "3/93"                                   11,869                     11,428
            "3/94"                                   13,609                     12,496
            "3/95"                                   13,844                     13,198
            "3/96"                                   15,671                     15,240
            "3/97"                                   17,336                     17,007
            "3/98"                                   21,014                     19,583
            "3/99"                                   20,389                     19,441
            "3/00"                                   20,101                     19,422
            "3/01"                                   15,466                     19,567
            "3/02"                                   15,988                     20,235

--------------------------------------------------------------------------------
_______ High Income Fund                 --------CSFB Global High Yield Index II
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF MARCH 31, 2002

                                                            1 YEAR           5 YEARS             10 YEARS
---------------------------------------------------------------------------------------------------------
CLASS A
Cumulative Total Return
 (does not reflect sales charge)                              3.33%            -8.96%              56.89%
Cumulative Total Return
 (at maximum applicable sales charge)                        -1.32%           -13.06%              49.81%
Average Annual Total Return
 (at maximum applicable sales charge)                        -1.32%            -2.76%               4.13%

CLASS B(1)
Cumulative Total Return
 (does not reflect sales charge)                              2.65%           -12.25%             46.45%
Cumulative Total Return
 (at maximum applicable sales charge)                        -2.11%           -13.35%             46.45%
Average Annual Total Return
 (at maximum applicable sales charge)                        -2.11%            -2.82%              3.89%

CLASS B
Cumulative Total Return
 (does not reflect sales charge)                              2.64%           -12.03%             46.83%
Cumulative Total Return
 (at maximum applicable sales charge)                        -2.11%           -13.13%             46.83%
Average Annual Total Return
 (at maximum applicable sales charge)                        -2.11%            -2.78%              3.91%

CLASS C
Cumulative Total Return
 (does not reflect sales charge)                              2.63%           -12.23%             46.65%
Cumulative Total Return
 (at maximum applicable sales charge)                         1.68%           -12.23%             46.65%
Average Annual Total Return
 (at maximum applicable sales charge)                         1.68%            -2.57%              3.90%

CLASS S
Cumulative Total Return
 (does not reflect sales charge)                              3.36%            -7.78%             59.88%
Cumulative Total Return
 (at maximum applicable sales charge)                         3.36%            -7.78%             59.88%
Average Annual Total Return
 (at maximum applicable sales charge)                         3.36%            -1.61%              4.80%

         All returns are for periods ended March 31, 2002. Past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends. Performance reflects maximum 4.5% Class A share front- end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charges, where applicable. Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999. Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs. The CSFB Global High Yield Index II mirrors the public high-yield debt market representing a total of 250 different sectors within this market. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index. The Lipper High Current Yield Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper average shows how well the fund has done compared with competing funds.

         Further information about each Fund's performance is contained in each Fund's annual report to shareholders, which may be obtained without charge by writing to the Funds at One Financial Center, Boston, Massachusetts 02111, or by calling 1-87-SSR-FUNDS (1-877-773-8637).

--------------------------------------------------------------------------------

                                  THE PROPOSAL


APPROVAL OR DISAPPROVAL OF
AGREEMENT AND PLAN OF
REORGANIZATION

         Shareholders of the Strategic Income Fund and the High Income Fund are being asked to approve or disapprove the Reorganization between the Strategic Income Fund and the High Income Fund (the "Proposal"). The Reorganization is proposed to take place pursuant to an Agreement and Plan of Reorganization between the Strategic Income Fund and the High Income Fund (the "Agreement"), in the form attached to this Prospectus/Proxy Statement as APPENDIX A.

         The Agreement provides, among other things, for the transfer of all of the assets of the Strategic Income Fund to the High Income Fund in exchange for
(i) the issuance to the Strategic Income Fund of the Class A, Class B(1), Class B, Class C, and Class S Reorganization Shares, the number of which will be calculated based on the value of the net assets attributable to the Class A, Class B(1), Class B, Class C, and Class S shares, respectively, of the Strategic Income Fund acquired by the High Income Fund and the net asset value per Class A, Class B(1), Class B, Class C, and Class S shares of the High Income Fund and
(ii) the assumption by the High Income Fund of all of the liabilities of the Strategic Income Fund, all as more fully described below under "Information About the Reorganization."

         After receipt of the Reorganization Shares, the Strategic Income Fund will cause the Class A Reorganization Shares to be distributed to its Class A shareholders, the Class B(1) Reorganization Shares to be distributed to its Class B(1) shareholders, the Class B Reorganization Shares to be distributed to its Class B shareholders, the Class C Reorganization Shares to be distributed to its Class C shareholders, and the Class S Reorganization Shares to be distributed to its Class S shareholders, in complete liquidation of the Strategic Income Fund. Each shareholder of the Strategic Income Fund will receive a number of full and fractional Class A, Class B(1), Class B, Class C, and Class S Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder's Class A, Class B(1), Class B, Class C, and Class S Strategic Income Fund shares, as the case may be.

         BOARD OF TRUSTEES' RECOMMENDATION. THE BOARD OF TRUSTEES OF STATE STREET RESEARCH SECURITIES TRUST, ON BEHALF OF THE STRATEGIC INCOME FUND, AND STATE STREET RESEARCH INCOME TRUST, ON BEHALF OF THE HIGH INCOME FUND, HAS VOTED UNANIMOUSLY TO APPROVE THE PROPOSED REORGANIZATION AND TO RECOMMEND THAT SHAREHOLDERS OF THE STRATEGIC INCOME FUND AND THE HIGH INCOME FUND ALSO APPROVE THE REORGANIZATION.

         REQUIRED SHAREHOLDER VOTE. Approval of the proposed Reorganization by each of the Strategic Income Fund and the High Income Fund will require the affirmative vote of the lesser of (i) 67% or more of the Class A, Class B(1), Class B, Class C and Class S shares of the relevant Fund present or represented by proxy at the Meeting, voting together as a single class, if holders of more than 50% of the outstanding Class A, Class B(1), Class B, Class C and Class S shares of the Strategic Income Fund, taken as a single class, are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding Class A, Class B(1), Class B, Class C and Class S shares, voting together as a single class, provided a quorum is present at the Meeting. The holders of 30% of the shares of the Strategic Income Fund entitled to vote shall be a quorum for the Meeting, while the quorum for the High Income Fund is a majority of the shares of the Fund entitled to vote.

BACKGROUND AND REASONS FOR THE PROPOSED
REORGANIZATION

         The Board of Trustees of the Securities Trust and the Income Trust, including all of its Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), has unanimously determined that the Reorganization would be in the best interests of the Strategic Income Fund and the High Income Fund and each Fund's shareholders, and that the interests of the shareholders of the Strategic Income Fund and the High Income Fund would not be diluted as a result of effecting the Reorganization.

         At a meeting held on October 7, 2002, the Board unanimously approved the proposed Reorganization and recommended its approval by shareholders of both Funds. In reaching this conclusion, the Board considered a number of factors, including the smaller asset size and higher contractual expenses of the Strategic Income Fund compared to the High Income Fund; the impact the discontinuation of an expense reimbursement would have on shareholders of the Strategic Income Fund; the investment management efficiencies that may result from combining the operations of two separate funds that are managed in a similar manner and invest in related products; and the general compatibility of the Funds' investment objectives and policies.

         As reflected in the capitalization table in "Information About the Reorganization--Capitalization" set forth below, the Strategic Income Fund is relatively small in size. As of September 30, 2002, the Strategic Income Fund had total assets of approximately $65 million, compared to the High Income Fund which had approximately $281 million in total assets. The merger is expected to result in greater investment leverage and market presence for the High Income Fund. In addition, former Strategic Income Fund shareholders would benefit from the resulting economies of scale attributable to the larger asset size of the High Income Fund. Because each Fund has the same Investment Manager, custodian and distributor, combining the Funds could, over time, produce administrative economies of scale, resulting in net benefits to each Fund's shareholders. The Board considered, among other things, the benefits to the Strategic Income Fund of the elimination of duplicate services such as producing separate prospectuses and shareholder reports.

         In addition, the contractual operating expenses for the Strategic Income Fund are significantly higher than the contractual operating expenses of the High Income Fund. The Strategic Income Fund's operating expenses are currently reduced to a level that matches the operating expenses of the High Income Fund through a voluntary expense reimbursement by the Investment Manager. However, this reimbursement is not contractual and can be discontinued at any time. The Investment Manager has determined that it is not economically viable for it to continue with this level of expense reimbursement. Therefore, it is expected that the operating expenses of the Strategic Income Fund would increase substantially, possibly to their contractual levels, if the Strategic Income Fund were to continue to offer shares to the public.

         If the Reorganization is approved, the Strategic Income Fund's shareholders will benefit from the High Income Fund's lower level of contractual operating expenses. For each share class, the High Income Fund's contractual expenses are more than 0.60% (as an annualized percentage of the Fund's average assets) lower than the contractual expenses of the Strategic Income Fund for that share class. Of course, there can be no assurance that the Reorganization will result in expense savings for shareholders.

         The Board also received information relating to the historical performance of the Strategic Income Fund and the High Income Fund. Because the High Income Fund commenced operations approximately 10 years prior to the commencement of operations of the Strategic Income Fund, it is difficult to compare the performance of the Funds. However, for the five year period ended December 31, 2001, the High Income Fund has experienced a more volatile performance history than the Strategic Income Fund. While it is expected that the High Income Fund will experience higher volatility than the Strategic Income Fund, it is also anticipated that the long-term performance of the High Income Fund could be superior to that of the Strategic Income Fund.

         The Board concluded that the above-mentioned considerations supported approval of the proposed Reorganization. While it is acknowledged that fees and expenses could increase and economies of scale can not be guaranteed, the Board concluded that the favorable contractual expenses of the High Income Fund appeared to provide better prospects for Strategic Income Fund shareholders than the continued operation of the Strategic Income Fund.

         In addition, the Board, upon the recommendation of the Funds' Investment Manager, concluded that in the absence of the Proposal it would be in the best interests of the Strategic Income Fund to proceed with the liquidation of the Fund. The Board considered the fact that the Reorganization is expected to be conducted on a tax-free basis for the shareholders of the Strategic Income Fund, whereas a liquidation of the Fund outside the context of the Reorganization would be a taxable event for the Fund, potentially increasing the tax liabilities of the Fund's shareholders.

--------------------------------------------------------------------------------

                      INFORMATION ABOUT THE REORGANIZATION

         AGREEMENT AND PLAN OF REORGANIZATION. The proposed Agreement and Plan of Reorganization provides that the High Income Fund will acquire all of the assets of the Strategic Income Fund in exchange for the issuance of the Class A, Class B(1), Class B, Class C and Class S Reorganization Shares and for the assumption by the High Income Fund of all of the liabilities of the Strategic Income Fund, all as of the Exchange Date. The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement, the form of which is attached as APPENDIX A to this Prospectus/Proxy Statement.

         The Strategic Income Fund will sell all of its assets to the High Income Fund, and, in exchange, the High Income Fund will assume all of the liabilities of the Strategic Income Fund and deliver to the Strategic Income Fund a number of full and fractional Class A , Class B(1), Class B, Class C and Class S Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Strategic Income Fund attributable to its Class A, Class B(1), Class B, Class C and Class S shares, respectively, less the value of the liabilities of the Strategic Income Fund assumed by the High Income Fund attributable to each such class of shares.

         Immediately following the Exchange Date, the Strategic Income Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Reorganization Shares received by the Strategic Income Fund, with Reorganization Shares being distributed to corresponding classes of shareholders of the Strategic Income Fund. As a result of the proposed transaction, each holder of Class A, Class B(1), Class B, Class C, and Class S shares of the Strategic Income Fund will receive a number of Class A, Class B(1), Class B, Class C, and Class S Reorganization Shares equal in aggregate value at the Exchange Date to the value of the Class A, Class B(1), Class B, Class C, and Class S shares of the Strategic Income Fund held by the shareholder.

         This distribution of Reorganization Shares will be accomplished by the establishment of accounts on the share records of the High Income Fund in the names of the Strategic Income Fund shareholders, each account representing the respective number of full and fractional Class A, Class B(1), Class B, Class C, and Class S Reorganization Shares due such shareholder. Because the shares of the High Income Fund will not be represented by certificates, certificates for Reorganization Shares will not be issued. After the Exchange Date, certificates originally representing shares of Class A or Class S of the Strategic Income Fund will be rendered nonnegotiable. The accounts established with the High Income Fund will have the same shareholder account privileges and elections as existed with the corresponding former accounts in the Strategic Income Fund.

         The consummation of the Reorganization is subject to the conditions set forth in the Agreement, any of which may be waived, except for the condition requiring shareholder approval by both Funds of the Agreement. The Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the Strategic Income Fund, prior to the Exchange Date, by mutual consent of the Funds or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

         The fees and expenses for the Reorganization, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation of the transactions contemplated by the Agreement and Plan of Reorganization, will be allocated ratably between the two Funds in proportion to their net assets as of the date of the Reorganization, with two exceptions. First, the trading costs associated with the repositioning of the portfolio of the Strategic Income Fund prior to the Reorganization will be borne by the Strategic Income Fund; secondly, the costs of proxy materials and proxy solicitations will be borne by the Fund soliciting the proxies. However, to the extent that any payment by either Fund of such fees and expenses would result in the disqualification of either Fund as a "regulated investment company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"), such fees and expenses will be paid directly by the party incurring them.

         DESCRIPTION OF THE REORGANIZATION SHARES. Full and fractional Reorganization Shares will be issued to the Strategic Income Fund's shareholders in accordance with the procedure under the Agreement as described above. The Reorganization Shares are Class A, Class B(1), Class B, Class C, and Class S shares of the High Income Fund, which have characteristics identical to those of the corresponding class of Strategic Income Fund shares with respect to sales charges, CDSC's, conversion and 12b-1 servicing and distribution fees.

         ORGANIZATION. Each of the Reorganization Shares will be fully paid and nonassessable by the High Income Fund when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that certain Class B(1) and Class B Reorganization Shares convert automatically into Class A shares as described above. The First Amended and Restated Master Trust Agreement of State Street Research Income Trust, as amended (the "Declaration of Trust"), permits the Trustees of the Trust to divide its shares, without shareholder approval, into two or more series of shares representing separate investment portfolios and to further divide any such series, without shareholder approval, into two or more classes of shares, such series and/or classes having such preferences and special or relative rights and privileges as the Trustees may determine. The High Income Fund's shares are currently divided into five classes. The rights of shareholders of the Strategic Income Fund and the High Income Fund are identical, with the exception that shareholders of the High Income Fund have in addition the right to approve any merger or reorganization to which the High Income Fund is a party and to approve the liquidation of the Fund.

         FEDERAL INCOME TAX CONSEQUENCES. The Reorganization will be a tax-free reorganization. The Reorganization will be conditioned on receipt of an opinion from Ropes & Gray, special counsel to the Trusts, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) under Section 361 of the Code, no gain or loss will be recognized by the Strategic Income Fund as a result of the Reorganization; (ii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Strategic Income Fund on the distribution of Reorganization Shares to them in exchange for their shares of the Strategic Income Fund; (iii) under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares that a Strategic Income Fund shareholder receives in place of his or her Strategic Income Fund shares will be the same as the aggregate basis of his or her Strategic Income Fund shares; (iv) under
Section 1223(1) of the Code, a Strategic Income Fund shareholder's holding period for the Reorganization Shares received pursuant to the Agreement will be determined by including the holding period for the Strategic Income Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Strategic Income Fund shares as a capital asset; (v) under Section 1032 of the Code, no gain or loss will be recognized by the High Income Fund as a result of the Reorganization; (vi) under Section 362(b) of the Code, the High Income Fund's tax basis in the assets that the High Income Fund receives from the Strategic Income Fund will be the same as the Strategic Income Fund's basis in such assets; and (vii) under Section 1223(2) of the Code, the High Income Fund's holding period in such assets will include the Strategic Income Fund's holding period in such assets. The opinion will be based on certain factual certifications made by officers of the Trust, and will also include certain qualifications and be based on customary assumptions.

         A substantial portion of the portfolio assets of the Strategic Income Fund may be sold in connection with the Reorganization of that Fund into the High Income Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the selling Fund's basis in such assets. Any capital gains recognized in these sales (and not offset by capital loss carryforwards) will be distributed to the selling Fund's shareholders as capital gain dividends (to the extent of net capital gains) and/or ordinary dividends (to the extent of net short-term capital gains) during or with respect to the year of sale, and such distributions generally will be taxable to shareholders other than tax-exempt shareholders.

         Prior to the Exchange Date, the Strategic Income Fund will declare a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Exchange Date.

         The foregoing description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other tax laws.

         CAPITALIZATION. The following tables show the capitalization of the Strategic Income Fund and the High Income Fund as of September 30, 2002, and of the High Income Fund on a pro forma basis as of September 30, 2002, giving effect to the proposed acquisition by the High Income Fund of the assets and liabilities of the Strategic Income Fund at net asset value:

                              CAPITALIZATION TABLES
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                                                  STRATEGIC
                                                   INCOME        HIGH INCOME       PRO FORMA
                                                    FUND             FUND           COMBINED
                                                  ---------      -----------       ---------
Net assets (000's omitted)
   Class A                                         $25,545         $189,621         $215,166
   Class B(1)                                       11,636           21,387           33,023
   Class B                                          16,032           57,486           73,518
   Class C                                           2,579            8,419           10,998
   Class S                                           9,207            4,512           13,719
Shares outstanding (000's omitted)
   Class A                                           4,557           61,184           69,424
   Class B(1)                                        2,086            6,974           10,764
   Class B                                           2,871           18,690           23,896
   Class C                                             462            2,734            3,571
   Class S                                           1,644            1,469            4,468
Net asset value per share
   Class A                                           $5.61            $3.10            $3.10
   Class B(1)                                         5.58             3.07             3.07
   Class B                                            5.58             3.08             3.08
   Class C                                            5.58             3.08             3.08
   Class S                                            5.60             3.07             3.07

         Pro forma financial statements of the High Income Fund as of and for the twelve months ended September 30, 2002 are included in the Reorganization SAI. Because the Agreement provides that the High Income Fund will be the "surviving" Fund following the Reorganization and because the High Income Fund's investment objective and policies will remain unchanged by the Reorganization, the pro forma financial statements reflect the transfer of the assets and liabilities of the Strategic Income Fund to the High Income Fund as contemplated by the Agreement. Shareholders should note that while the fiscal year end for the Strategic Income Fund is April 30, the High Income Fund's fiscal year end is March 31.

--------------------------------------------------------------------------------

                           INFORMATION ABOUT THE FUNDS

         SHAREHOLDER PROPOSALS AT FUTURE MEETINGS OF SHAREHOLDERS. Neither the Declaration of Trust nor the Master Trust Agreement of the Securities Trust provides for annual meetings of shareholders, and the Trusts do not currently intend to hold such a meeting for shareholders of the High Income Fund or the Strategic Income Fund in 2003. Shareholder proposals for inclusion in a Prospectus/Proxy Statement for any subsequent meeting of either Fund's shareholders must be received by the relevant Trust a reasonable period of time prior to any such meeting. If the Reorganization is consummated, there will be no subsequent meetings of the shareholders of the Strategic Income Fund.

         Other information regarding the Funds, including information with respect to their investment objectives, policies and restrictions and financial history may be found in the Reorganization SAI, the Fund Prospectuses, the Fund SAI's, the Annual Reports and the Semiannual Reports, which are available upon request by calling 1-877-773-8637.

         The Income Trust and the Securities Trust are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance with such Act file reports and other information with the Securities and Exchange Commission. Proxy materials, reports and other information filed by the Trusts with respect to the Funds can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; 233 Broadway, New York, New York 10279; and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, or at no charge from the EDGAR database on the SEC's web site at "www.sec.gov."


                                                               January ___, 2003

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

         This Agreement and Plan of Reorganization (the "Agreement") is made as of October 7, 2002 in Boston, Massachusetts, by and between State Street Research Securities Trust (the "Securities Trust"), a Massachusetts business trust, on behalf of its Strategic Income Fund series (the "Acquired Fund"), and State Street Research Income Trust (the "Income Trust"), a Massachusetts business trust, on behalf of its High Income Fund series (the "Acquiring Fund").

PLAN OF REORGANIZATION

         (a) The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of the Acquired Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of the Acquiring Fund (the "Class A Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class A shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class A shares of the Acquired Fund assumed by the Acquiring Fund on that date, (ii) a number of full and fractional Class B(1) shares of beneficial interest of the Acquiring Fund (the "Class B(1) Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class B(1) shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class B(1) shares of the Acquired Fund assumed by the Acquiring Fund on that date, (iii) a number of full and fractional Class B shares of beneficial interest of the Acquiring Fund (the "Class B Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class B shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class B shares of the Acquired Fund assumed by the Acquiring Fund on that date, (iv) a number of full and fractional Class C shares of beneficial interest of the Acquiring Fund (the "Class C Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class C shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class C shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (v) a number of full and fractional Class S shares of beneficial interest of the Acquiring Fund (the "Class S Reorganization Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class S shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class S shares of the Acquired Fund assumed by the Acquiring Fund on that date. (The Class A Reorganization Shares, the Class B(1) Reorganization Shares, the Class B Reorganization Shares, the Class C Reorganization Shares, and the Class S Reorganization Shares shall be referred to collectively as the "Reorganization Shares"). It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

         (b) Upon consummation of the transaction described in paragraph (a) of this Agreement, the Acquired Fund shall distribute in complete liquidation to its Class A, Class B(1), Class B, Class C and Class S shareholders of record as of the Exchange Date the Class A, Class B(1), Class B, Class C and Class S Reorganization Shares, each such shareholder being entitled to receive that proportion of such Class A, Class B(1), Class B, Class C and Class S Reorganization Shares which the number of Class A, Class B(1), Class B, Class C and Class S shares of beneficial interest of the Acquired Fund held by such shareholder bears to the number of Class A, Class B(1), Class B, Class C and Class S shares of the Acquired Fund outstanding on such date. Certificates representing the Class A, Class B(1), Class B, Class C and Class S Reorganization Shares will not be issued. All issued and outstanding Class A, Class B(1), Class B, Class C and Class S shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

         (c) As promptly as practicable after the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be liquidated pursuant to the provisions of the Master Trust Agreement of State Street Research Securities Trust, as amended (the "Securities Declaration of Trust"), and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is liquidated.

AGREEMENT

         The Acquiring Fund and the Acquired Fund agree as follows:

         1 REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

         a. The Acquiring Fund is a series of the Income Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement.

         b. The statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the six months ended September 30, 2002 have been furnished to the Acquired Fund. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquiring Fund as of that date and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

         c. The current prospectus and statement of additional information of the Acquiring Fund, each dated August 1, 2002 (collectively, as from time to time amended, the "Acquiring Fund Prospectus"), which have previously been furnished to the Acquired Fund, did not as of such date and does not contain as of the date hereof, with respect to the Acquiring Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         d. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Income Trust or the Acquiring Fund, threatened against the Income Trust or the Acquiring Fund, which assert liability on the part of the Acquiring Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

         e. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown belonging to it on its statement of assets and liabilities as of September 30, 2002, those incurred in the ordinary course of its business as an investment company since September 30, 2002 and those to be assumed pursuant to this Agreement. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to September 30, 2002, whether or not incurred in the ordinary course of business.

         f. As of the Exchange Date, the Acquiring Fund will have filed all federal and other tax returns and reports which, to the knowledge of the Income Trust's officers, are required to have been filed by the Acquiring Fund, and will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

         g. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

         h. The registration statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by the Income Trust on Form N-14 on behalf of the Acquiring Fund and relating to the Reorganization Shares issuable hereunder and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund shareholders and the Acquiring Fund shareholders referred to in Section 7(a) and Section 7(b) herein (together with the documents incorporated therein by reference, the "Joint Proxy Statement"), on the effective date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meetings referred to in Sections 7(a) and 7(b) and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the Income Trust and the Joint Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Joint Proxy Statement made in reliance upon and in conformity with information furnished in writing by the Acquired Fund to the Acquiring Fund specifically for use in the Registration Statement or the Joint Proxy Statement.

         i. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Acquiring Fund Prospectus, the Registration Statement or the Joint Proxy Statement.

         j. The Acquiring Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

         k. The issuance of the Reorganization Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

         l. The Reorganization Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

         m. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly authorized, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares.

         2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

         a. The Acquired Fund is a series of the Securities Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement.

         b. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the period ended October 31, 2002 have been furnished to the Acquiring Fund. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquired Fund as of that date, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period covered thereby, in conformity with generally accepted accounting principles.

         c. The current prospectuses and statement of additional information of the Acquired Fund, each dated June 29, 2002 (collectively, as from time to time amended, the "Acquired Fund Prospectus"), which has been previously furnished to the Acquiring Fund, did not contain as of such date and does not contain, with respect to the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         d. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Securities Trust or the Acquired Fund, threatened against the Securities Trust or the Acquired Fund, which assert liability on the part of the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

         e. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are disclosed in the Securities Trust's registration statement on Form N-lA or the Acquired Fund Prospectus.

         f. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown on the Acquired Fund's statement of assets and liabilities as of October 31, 2002 referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to October 31, 2002, whether or not incurred in the ordinary course of business.

         g. As of the Exchange Date, the Acquired Fund will have filed all federal and other tax returns and reports which, to the knowledge of the Securities Trust's officers, are required to have been filed by the Acquired Fund, and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

         h. At the Exchange Date, the Securities Trust, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of October 31, 2002, referred to in Section 2(b) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

         i. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state insurance, securities or blue sky laws.

         j. The Registration Statement and the Joint Proxy Statement, on the effective date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meetings referred to in Section 7(a) and Section 7(b) and on the Exchange Date, the Joint Proxy Statement and the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Joint Proxy Statement made in reliance upon and in conformity with information furnished in writing by the Acquiring Fund to the Acquired Fund or the Securities Trust specifically for use in the Registration Statement or the Joint Proxy Statement.

         k. The Acquired Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

         l. At the Exchange Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Exchange Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any assets if, in the reasonable judgment of the Acquired Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Acquired Fund's fiduciary duty to its shareholders.

         m. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly authorized, validly issued, fully paid and non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

         3. REORGANIZATION.

         a. Subject to the requisite approval of the shareholders of the Acquired Fund and the Acquiring Fund and to the other terms and conditions contained herein (including the Acquired Fund's obligation to distribute to its shareholders all of its investment company taxable income, net tax-exempt income and net capital gain as described in Section 8(k)), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund on the Exchange Date, all of the Investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent (including cash received by the Acquired Fund upon the liquidation by the Acquired Fund of any Investments), in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time (as defined below) except for the Acquired Fund's liabilities, if any, arising in connection with this Agreement. Pursuant to this Agreement, the Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Class A, Class B(1), Class B, Class C and Class S Reorganization Shares received by it to the shareholders of the Acquired Fund in exchange for their Class A, Class B(1), Class B, Class C and Class S shares, respectively, of the Acquired Fund.

         b. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

         c. The Valuation Time shall be the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the Exchange Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

         4. TRANSACTION. On the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Class A Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class A shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class A shares of the Acquired Fund assumed by the Acquiring Fund on that date, (ii) a number of full and fractional Class B(1) Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class B(1) shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class B(1) shares of the Acquired Fund assumed by the Acquiring Fund on that date, (iii) a number of full and fractional Class B Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class B shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class B shares of the Acquired Fund assumed by the Acquiring Fund on that date, (iv) a number of full and fractional Class C Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class C shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class C shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (v) a number of full and fractional Class S Reorganization Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class S shares of the Acquired

Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class S shares of the Acquired Fund assumed by the Acquiring Fund on that date.

         a. The net asset value of the Class A, Class B(1), Class B, Class C and Class S Reorganization Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Class A, Class B(1), Class B, Class C and Class S shares of the Acquired Fund, and the value of the liabilities attributable to the Class A, Class B(1), Class B, Class C and Class S shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

         b. The net asset value of the Class A, Class B(1), Class B, Class C and Class S Reorganization Shares shall be computed in the manner set forth in the Acquiring Fund Prospectus. The value of the assets and liabilities of the Class A, Class B(1), Class B, Class C and Class S shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund's assets and liabilities.

         c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

         d. The Acquired Fund shall distribute the Reorganization Shares to the shareholders of the Acquired Fund by furnishing written instructions to the Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for the Acquired Fund shareholders in accordance with such written instructions.

         e. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the Acquired Fund or otherwise, except for the Acquired Fund's liabilities, if any, pursuant to this Agreement.

         5. EXPENSES, FEES, ETC.

         a. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by the Acquired Fund and the Acquiring Fund of the transactions contemplated by this Agreement will be allocated ratably between the Acquiring Fund and the Acquired Fund in proportion to their net assets as of the Valuation Time, except that the costs of proxy materials and proxy solicitation with respect to shareholders of the Acquired Fund will be borne by the Acquired Fund and the costs of proxy materials and proxy solicitation with respect to the shareholders of the Acquiring Fund will be borne by the Acquiring Fund; provided, however, that such expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Acquiring Fund or the Acquired Fund, as the case may be, as a "regulated investment company" within the meaning of Section 851 of the Code.

         b. In the event the transactions contemplated by this Agreement are not consummated for any reason, then each of the Acquiring Fund and the Acquired Fund shall bear all of its own expenses incurred in connection with such transactions.

         c. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

         6. EXCHANGE DATE. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and the delivery of the Reorganization Shares to be issued shall be made at Boston, Massachusetts, on such date as the Acquiring Fund and the Acquired Fund shall agree upon after shareholder approval of the reorganization, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

         7. MEETINGS OF SHAREHOLDERS; DISSOLUTION.

         a. The Securities Trust, on behalf of the Acquired Fund, agrees to call a meeting of the Acquired Fund's shareholders as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the Acquiring Fund as herein provided and adopting this Agreement.

         b. The Income Trust, on behalf of the Acquiring Fund, agrees to call a meeting of the Acquiring Fund's shareholders as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the purchase of all of the assets and the assumption of all of the liabilities of the Acquired Fund as herein provided and adopting this Agreement.

         c. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Securities Declaration of Trust in accordance with applicable law and that on and after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

         d. The Acquiring Fund has, in consultation with the Acquired Fund and based in part on information furnished by the Acquired Fund, filed the Registration Statement with the Commission. Each of the Acquired Fund and the Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement.

         8. CONDITIONS TO THE ACQUIRING FUND'S OBLIGATIONS. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

         a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund and the Acquiring Fund entitled to vote.

         b. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

         c. That the Acquiring Fund shall have received an opinion of Ropes & Gray, counsel to the Acquired Fund, dated the Exchange Date and in form satisfactory to the Acquiring Fund, to the effect that (i) the Securities Trust is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) this Agreement has been duly authorized, executed and delivered by the Securities Trust on behalf of the Acquired Fund and, assuming that the Registration Statement, the Acquired Fund Prospectus and the Joint Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Income Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Securities Trust and the Acquired Fund; (iii) the Securities Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Securities Declaration of Trust or By-Laws of the Securities Trust or any provision of any agreement known to such counsel to which the Securities Trust or the Acquired Fund is a party or by which it is bound; and (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Securities Trust on behalf of the Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

         d. That the Acquiring Fund shall have received an opinion of Ropes & Gray (which opinion would be based upon certain factual representations and subject to certain qualifications), dated the Exchange Date and in form satisfactory to the Acquiring Fund, to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and the court decisions, for federal income tax purposes (i) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Investments transferred to the Acquiring Fund and assumption of liabilities pursuant to this Agreement in exchange for the Reorganization Shares; (ii) the basis to the Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of the Acquired Fund immediately prior to such exchange; and (iii) the Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Acquired Fund.

         e. That the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

         f. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Income Trust or the Acquiring Fund, threatened by the Commission.

         g. That the Securities Trust shall have received from the Commission, any relevant state securities administrator and any relevant state insurance regulatory authority such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws or state insurance laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

         h. That all actions taken by the Securities Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and its counsel.

         i. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103(a) of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of the Acquired Fund's investment company taxable income (as defined in Section 852 of the Code) (computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for its taxable years ending on or after April 30, 2002 and on or prior to the Exchange Date.

         j. That the Acquired Fund shall have furnished to the Acquiring Fund its records as to the tax cost to the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

         k. That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a record identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

         l. That the Acquired Fund's transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date,
(ii) its records setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

         9. CONDITIONS TO THE ACQUIRED FUND'S OBLIGATIONS. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

         a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund and the Acquiring Fund entitled to vote.

         b. That the Income Trust, on behalf of the Acquiring Fund, shall have accepted from the Acquired Fund a statement, dated as of the Exchange Date, of the Acquired Fund of its liabilities which the Acquiring Fund will assume, and that the Acquiring Fund shall have executed and delivered to the Acquired Fund an Assumption of Liabilities, dated as of the Exchange Date, pursuant to which it assumes all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

         c. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

         d. That the Acquired Fund shall have received an opinion of Ropes & Gray, counsel to the Acquiring Fund, in form satisfactory to counsel to the Acquired Fund, and dated the Exchange Date, to the effect that (i) the Income Trust is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) the Reorganization Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and non-assessable by the Income Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by the Income Trust on behalf of the Acquiring Fund and, assuming that the Acquiring Fund Prospectus, the Registration Statement and the Joint Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Securities Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Income Trust and the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the First Amended and Restated Master Trust Agreement of State Street Research Income Trust, as amended (the "Income Declaration of Trust") or By-Laws of the Income Trust, or any provision of any agreement known to such counsel to which the Income Trust or the Acquiring Fund is a party or by which it is bound; (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Income Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and (vi) the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

         e. That the Acquired Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain customary qualifications), in form satisfactory to the Acquired Fund and its counsel, to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) no gain or loss will be recognized by the Acquired Fund as a result of the reorganization; (ii) no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Reorganization Shares to them in exchange for their shares of the Acquired Fund; (iii) the aggregate tax basis of the Reorganization Shares that an Acquired Fund's shareholder receives in place of its Acquired Fund shares will be the same as the basis of its Acquired Fund shares; and (iv) an Acquired Fund's shareholder's holding period for the Reorganization Shares received pursuant to the Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the Acquired Fund shares as a capital asset.

         f. That all actions taken by the Income Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and its counsel.

         g. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Income Trust or the Acquiring Fund, threatened by the Commission.

         h. That the Income Trust shall have received from the Commission, any relevant state securities administrator and any relevant state insurance regulatory authority such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws or state insurance laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

         10. WAIVER OF CONDITIONS. Each of the Acquired Fund or the Acquiring Fund, after consultation with counsel, or an officer authorized by the trustees of the Securities Trust or the Income Trust, as the case may be, may waive any condition to their respective obligations hereunder, except for the conditions set forth in Sections 8(a) and 9(a).

         11. NO BROKER, ETC. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or the Securities Trust or Income Trust who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

         12. TERMINATION. The Acquired Fund and the Acquiring Fund may, by consent of the respective trustees of the Securities Trust and the Income Trust on behalf of their respective fund, terminate this Agreement.

         13. SOLE AGREEMENT; AMENDMENTS. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

14. DECLARATIONS OF TRUST. A copy of each of the Securities Declaration of Trust and the Income Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the undersigned officer or assistant officer of the Acquired Fund or Acquiring Fund on behalf of the trustees of the Securities Trust on behalf of the Acquired Fund and on behalf of the trustees of the Income Trust on behalf of the Acquiring Fund, in each case as officer or assistant officer and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers, assistant officers, agents or shareholders of the State Street Research Securities Trust or the State Street Research Income Trust individually but are binding only upon the assets and property of the Acquired Fund and the Acquiring Fund.

                        STATE STREET RESEARCH
                        SECURITIES TRUST,
                        on behalf of its State Street Research Strategic Income Fund series

                        By: _______________________________


                        STATE STREET RESEARCH
                        INCOME TRUST,
                        on behalf of its State Street Research High Income Fund series

                        By: _______________________________

                                                                      APPENDIX B

                     FUNDAMENTAL INVESTMENT POLICIES OF THE
                  STATE STREET RESEARCH STRATEGIC INCOME FUND &
                     STATE STREET RESEARCH HIGH INCOME FUND

INVESTMENT OBJECTIVE

STRATEGIC INCOME FUND

         The Fund seeks high current income consistent with overall total return.

HIGH INCOME FUND

         The Fund seeks, primarily, high current income and, secondarily, capital appreciation, from investments in fixed-income securities.

DIVERSIFICATION

STRATEGIC INCOME FUND

         The Fund will not purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund.

HIGH INCOME FUND

         The Fund will not purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund.

SENIOR SECURITIES

STRATEGIC INCOME FUND

         The Fund will not issue senior securities as defined in the 1940 Act, except as permitted by that Act and the rules thereunder or as permitted by the Securities and Exchange Commission (the creation of general liens or security interests under industry practices for transactions in portfolio assets are not deemed to involve the issuance of senior securities).

HIGH INCOME FUND

         The Fund will not issue senior securities.

UNDERWRITING

STRATEGIC INCOME FUND

         The Fund will not underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws.

HIGH INCOME FUND

         The Fund will not underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in a syndicate or group, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws.

REAL ESTATE

STRATEGIC INCOME FUND

         The Fund will not purchase fee simple interests in real estate unless acquired as a result of ownership of securities or other instruments, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which make real estate loans or own, or invest or deal in, real estate.

HIGH INCOME FUND

         The Fund will not purchase or sell real estate in fee simple.

LENDING

STRATEGIC INCOME FUND

         The Fund will not lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes, bills and any other debt related instruments or interests (and enter into repurchase agreements with respect thereto).

HIGH INCOME FUND

         The Fund will not lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes, bills and any other debt-related instruments or interests (and enter into repurchase agreements with respect thereto).

COMMODITIES

STRATEGIC INCOME FUND

         The Fund will not invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts.

HIGH INCOME FUND

         The Fund will not invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies, shall not be deemed investments in commodities or commodities contracts.

OIL & GAS

STRATEGIC INCOME FUND

         N/A

HIGH INCOME FUND

         The Fund will not invest in oil, gas or other mineral exploration programs (provided that the Fund may invest in securities which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs).

CONCENTRATION

STRATEGIC INCOME FUND

         The Fund will not make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of nongovernment-related issuers principally engaged in any one industry, as described in the Fund's Prospectus or Statement of Additional Information as amended from time to time.

HIGH INCOME FUND

         The Fund will not make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of nongovernment-related issuers principally engaged in any one industry, as described in the Fund's Prospectus or Statement of Additional Information, as amended from time to time.

BORROWING

STRATEGIC INCOME FUND

         The Fund will not borrow money, including reverse repurchase agreements insofar as such agreements may be regarded as borrowings, except for borrowings not in an amount in excess of 33 1/3% of the value of its total assets.

HIGH INCOME FUND

         The Fund will not borrow money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its total assets, provided that reverse repurchase agreements shall not exceed 5% of its total assets, and provided further that additional investments will be suspended during any period when borrowing exceeds 5% of total assets. Reverse repurchase agreements occur when the Fund sells money market securities and agrees to repurchase such securities at an agreed-upon price, date and interest payment. The Fund would use the proceeds from the transaction to buy other money market securities, which are either maturing or under the terms of a resale agreement, on the same day as (or day prior to) the expiration of the reverse repurchase agreement, and would employ a reverse repurchase agreement when interest income from investing the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

                             [FRONT OF PROXY CARD]

                  VOTE BY TELEPHONE, ON THE INTERNET OR BY MAIL


         Vote this proxy card TODAY! Your prompt response will save your Fund the expense of additional mailings.

Option 1: Automated Touch Tone Voting: Call toll-free [_____________] Option 2: Over the Internet at www.ssrfunds.com
Option 3: Return this proxy card using the enclosed envelope

                 Joint Special Meeting of Shareholders - February 21, 2003 *** CONTROL NUMBER:***

           [arrow] Please detach at perforation before mailing [arrow]

                     STATE STREET RESEARCH HIGH INCOME FUND
                 a series of State Street Research Income Trust

     The undersigned hereby appoints Richard S. Davis, Francis J. McNamara, III, Terrence J. Cullen and Amy L. Simmons, and each of them, as proxies with full power of substitution to each to act for and vote on behalf of the undersigned all shares of the above fund, which the undersigned would be entitled to vote if personally present at the Joint Special Meeting of the Shareholders to be held at the principal offices of the Fund, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4:00 P.M. on February 21, 2003, or at any adjournments thereof, on the items described on the other side of this form, as set forth in the Notice of Joint Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement dated January [__], 2003, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

        IF NOT VOTING BY PHONE OR THE INTERNET, IT IS IMPORTANT THAT THIS
             PROXY BE SIGNED AND RETURNED IN THE ENCLOSED ENVELOPE.

DATE:____________________________

NOTE: Please date and sign exactly as name or names appear hereon and return in the enclosed envelope, which requires no postage. When signing as attorney, executor, trustee, guardian or officer of a corporation, please give title as such.

-------------------------------------------

-------------------------------------------

(Signatures) if held jointly (Title(s), if required)

                            CONTINUED ON REVERSE SIDE

--------------------------------------------------------------------------------
        PLEASE DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------
If a choice is specified for a proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees unanimously recommends a vote FOR the proposal.

1. To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the State Street Research Strategic Income Fund, a series of State Street Research Securities Trust, by the State Street Research High Income Fund, a series of the State Street Research Income Trust.

                                            FOR [ ]  AGAINST [ ]  ABSTAIN [ ]


                           PLEASE SIGN ON REVERSE SIDE

--------------------------------------------------------------------------------
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                 State Street Research Online Proxy Vote Center
--------------------------------------------------------------------------------

Please Enter Control Number from Your Proxy Card: _ _ _ _ _ _ _ _ _ __ _ _ _ _

    Check here / / to vote in favor of all proposals as the Board recommends, then click the VOTE button below.
                                      -OR-

        To vote on each proposal separately, click the VOTE button only.

                                  [VOTE BUTTON]

If you have specific questions on voting or voting procedures, please call 1-866-760-8160 between the hours of 9:00 a.m. and 6:00 p.m. eastern time, Monday through Friday. For questions on a specific proxy proposal, please call a Service Center representative at 1-87-SSR-FUNDS (1-877-773-8637) between the hours of 8:00 a.m. and 6:00 p.m. eastern time, Monday through Friday.

[GRAPHIC IMAGE OF GENERIC PROXY CARD]

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

                          Internet Proxy Voting Service
                                Proxy Voting Form
                       State Street Research Income Trust:
                     State Street Research High Income Fund

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.

--------------------------------------------------------------------------------

Proposal 1. To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the State Street Research Strategic Income Fund, a series of the State Street Research Securities Trust, by the State Street Research High Income Fund, a series of the State Street Research Income Trust.

                                            FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

===============================================================================
               Please refer to the proxy statement for a complete
                           discussion of the proposal.
===============================================================================

To receive email confirmation, enter your email address here: ________________

                 Press this button to /SUBMIT/ your Proxy Vote.
             Please review your selections carefully before voting.

If you vote more than once on the same proposal, only your last (most recent) vote will be considered valid.

                              [FRONT OF PROXY CARD]

                  VOTE BY TELEPHONE, ON THE INTERNET OR BY MAIL

     Vote this proxy card TODAY! Your prompt response will save your Fund the expense of additional mailings.

Option 1: Automated Touch Tone Voting: Call toll-free [_____________] Option 2: Over the Internet at www.ssrfunds.com
Option 3: Return this proxy card using the enclosed envelope

                 Joint Special Meeting of Shareholders - February 21, 2003 *** CONTROL NUMBER:***

           [arrow] Please detach at perforation before mailing [arrow]

                   STATE STREET RESEARCH STRATEGIC INCOME FUND
               a series of State Street Research Securities Trust

     The undersigned hereby appoints Richard S. Davis, Francis J. McNamara, III, Terrence J. Cullen and Amy L. Simmons, and each of them, as proxies with full power of substitution to each to act for and vote on behalf of the undersigned all shares of the above fund, which the undersigned would be entitled to vote if personally present at the Joint Special Meeting of the Shareholders to be held at the principal offices of the Fund, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4:00 P.M. on February 21, 2003, or at any adjournments thereof, on the items described on the other side of this form, as set forth in the Notice of Joint Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement dated January [__], 2003, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

        IF NOT VOTING BY PHONE OR THE INTERNET, IT IS IMPORTANT THAT THIS
             PROXY BE SIGNED AND RETURNED IN THE ENCLOSED ENVELOPE.

DATE:____________________________

NOTE: Please date and sign exactly as name or names appear hereon and return in the enclosed envelope, which requires no postage. When signing as attorney, executor, trustee, guardian or officer of a corporation, please give title as such.

-------------------------------------------

-------------------------------------------

(Signatures) if held jointly (Title(s), if required)

                            CONTINUED ON REVERSE SIDE

--------------------------------------------------------------------------------
        PLEASE DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------
If a choice is specified for a proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees unanimously recommends a vote FOR the proposal.

1. To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the State Street Research Strategic Income Fund, a series of State Street Research Securities Trust, by the State Street Research High Income Fund, a series of the State Street Research Income Trust.

                                            FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

                           PLEASE SIGN ON REVERSE SIDE

--------------------------------------------------------------------------------
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                 State Street Research Online Proxy Vote Center
--------------------------------------------------------------------------------

Please Enter Control Number from Your Proxy Card: _ _ _ _ _ _ _ _ _ __ _ _ _ _

    Check here / / to vote in favor of all proposals as the Board recommends, then click the VOTE button below.
                                      -OR-
        To vote on each proposal separately, click the VOTE button only.

                                  [VOTE BUTTON]

If you have specific questions on voting or voting procedures, please call 1-866-760-8160 between the hours of 9:00 a.m. and 6:00 p.m. eastern time, Monday through Friday. For questions on a specific proxy proposal, please call a Service Center representative at 1-87-SSR-FUNDS (1-877-773-8637) between the hours of 8:00 a.m. and 6:00 p.m. eastern time, Monday through Friday.

[GRAPHIC IMAGE OF GENERIC PROXY CARD]

                                           proxyweb.com is a service of
                                           Management Information Services Corp.

                                           Full service proxy specialists

                                           This site is best viewed using
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                                           or Internet Explorer versions 3.0 or
                                           higher and using a display resolution
                                           of 800 X 600.

(LOGO: State Street Research)

                          Internet Proxy Voting Service
                                Proxy Voting Form
                     State Street Research Securities Trust:
                   State Street Research Strategic Income Fund

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.

--------------------------------------------------------------------------------

Proposal 1. To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the State Street Research Strategic Income Fund, a series of the State Street Research Securities Trust, by the State Street Research High Income Fund, a series of the State Street Research Income Trust.

                                            FOR [ ]  AGAINST [ ]  ABSTAIN [ ]

================================================================================

               Please refer to the proxy statement for a complete
                           discussion of the proposal.

================================================================================

To receive email confirmation, enter your email address here: _________________

                 Press this button to /SUBMIT/ your Proxy Vote.
             Please review your selections carefully before voting.

If you vote more than once on the same proposal, only your last (most recent) vote will be considered valid.

                       STATE STREET RESEARCH INCOME TRUST

                                    FORM N-14

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY ___, 2003

         This Statement of Additional Information (the "SAI") relates to the proposed reorganization (the "Reorganization") of the State Street Research Strategic Income Fund (the "Strategic Income Fund"), a series of State Street Research Securities Trust, a Massachusetts business trust, into the State Street Research High Income Fund (the "High Income Fund"), a series of State Street Research Income Trust, a Massachusetts business trust.

         This SAI contains information which may be of interest to shareholders relating to the Reorganization, but which is not included in the Prospectus/Proxy Statement dated January ___, 2003 (the "Prospectus/Proxy Statement") of the High Income Fund. As described in the Prospectus/Proxy Statement, the Reorganization would involve the transfer of substantially all the assets of, and the assumption of substantially all the liabilities of, the Strategic Income Fund, in exchange for shares of the High Income Fund. The Strategic Income Fund would distribute the High Income Fund shares it receives to its shareholders in complete liquidation of the Strategic Income Fund.

         This SAI is not a prospectus, and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to State Street Research Income Trust, One Financial Center, Boston, MA 02111, or by calling 1-877-773-8637.

                                TABLE OF CONTENTS

I.       Additional Information about the High Income Fund and the Strategic Income Fund                        B-2
II.      Financial Statements                                                                                   B-2

I. ADDITIONAL INFORMATION ABOUT THE HIGH INCOME FUND AND THE STRATEGIC INCOME FUND.

         FOR THE HIGH INCOME FUND: Incorporated by reference from the Statement of Additional Information for the High Income Fund dated August 1, 2002, as filed with the Securities and Exchange Commission.

         FOR THE STRATEGIC INCOME FUND: Incorporated by reference from the Statement of Additional Information for the Strategic Income Fund dated June 29, 2002, as filed with the Securities and Exchange Commission.

II.      FINANCIAL STATEMENTS.

         This SAI incorporates by reference (i) the Annual Report of the High Income Fund for the year ended March 31, 2002, (ii) the Semiannual Report of the High Income Fund for the six months ended September 30, 2002, and (iii) the Annual Report of the Strategic Income Fund for the year ended April 30, 2002. Each of these reports contains historical financial information regarding the Funds. Such reports have been filed with the Securities and Exchange Commission, and the financial statements and report of independent accountants therein are incorporated herein by reference.

         Pro forma financial statements of the High Income Fund are provided on the following pages.

                     STATE STREET RESEARCH HIGH INCOME FUND
                  PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                                                PRINCIPLE AMOUNT                                       VALUE
                                     -------------------------------------------  ------------------------------------------------
                                       HIGH       STRATEGIC       PRO-FORMA          HIGH            STRATEGIC        PRO-FORMA
                                      INCOME       INCOME         COMBINED          INCOME            INCOME          COMBINED
                                    ------------ -----------    ----------------  ------------    --------------     -------------
FIXED INCOME SECURITIES 95.2%

AEROSPACE/DEFENSE 1.0%
    Alliant Techsystems
       Inc. Sr. Sub. Note,
       8.50%, 5/15/2011            $        0      $  250,000      $  250,000       $         0       $  265,625       $   265,625
    Argo Tech Corp. Sr.
       Sub. Note, 8.625%,
       10/01/2007                     750,000               0         750,000           585,000                0           585,000
    B/E Aerospace Inc. Sr.
       Sub. Note, 9.50%,
       11/01/2008                   2,875,000         175,000       3,050,000         2,170,625          132,125         2,302,750
    L-3 Communications
       Corp. Sr. Sub. Note,
       7.625%, 6/15/2012+                   0         200,000         200,000                 0          207,000           207,000
                                                                                    -----------       ----------       -----------
                                                                                      2,755,625          604,750         3,360,375
                                                                                    -----------       ----------       -----------
CABLE 3.3%
    British Sky Broadcasting
       Group Note, 6.875%,
       2/23/2009                    6,350,000         300,000       6,650,000         6,282,182          296,796         6,578,978
    Charter Communications
       Holdings LLC, 9.625%,
       11/15/2009+                          0         110,000         110,000                 0           67,650            67,650
    Charter Communications
       Holdings Sr. Note,
       1.00%, 4/01/2011               775,000          50,000         825,000           352,624           22,750           375,374
    Charter Communications
       Holdings Sr. Note,
       10.75%, 10/01/2009           2,800,000          50,000       2,850,000         1,764,000           31,500         1,795,500
    EchoStar Broadband
       Corp. Sr. Note,
       10.375%, 10/01/2007                  0         150,000         150,000                 0          147,750           147,750
    EchoStar DBS
       Corp. Sr. Note,
       9.375%, 2/11/2009            1,550,000               0       1,550,000         1,495,750                0         1,495,750
    Panamsat Corp. Note,
       1.00%, 2/01/2012+            1,325,000               0       1,325,000         1,060,000                0         1,060,000
                                                                                    -----------       ----------       -----------
                                                                                     10,954,556          566,446        11,521,002
                                                                                    -----------       ----------       -----------
CASINO 4.9%
    Chumash Casino & Resort
       Enterprise Sr. Note,
       9.00%, 7/15/2010+            1,375,000         100,000       1,475,000         1,419,688          103,250         1,522,938


    The accompanying notes are an integral part of the financial statements.

                     STATE STREET RESEARCH HIGH INCOME FUND - PRO FORMA
                        COMBINING PORTFOLIO OF INVESTMENTS CONTINUED

                                                PRINCIPLE AMOUNT                                       VALUE
                                     -------------------------------------------  ------------------------------------------------
                                       HIGH       STRATEGIC       PRO-FORMA          HIGH            STRATEGIC        PRO-FORMA
                                      INCOME       INCOME         COMBINED          INCOME            INCOME          COMBINED
                                    ------------ -----------    ----------------  ------------    --------------     -------------
    Hollywood Casino
       Shreveport, 13.00%,
       8/01/2006                   $1,240,000      $        0      $1,240,000       $ 1,339,200       $       0        $ 1,339,200
    International Game
       Technology Sr. Note,
       8.375%, 5/15/2009                    0         400,000         400,000                 0          435,500           435,500
    Mandalay Resort Group
       Sr. Sub Note, 10.25%,
       8/01/2007                    2,870,000          80,000       2,950,000         3,092,425           86,200         3,178,625
    MGM Grand Inc.
       Sr. Sub. Note, 9.75%,
       6/01/2007                    3,375,000         300,000       3,675,000         3,670,312          326,250         3,996,562
    Mohegan Tribal Gaming
       Authority Sr. Note,
       8.125%, 1/01/2006                    0         225,000         225,000                 0          233,438           233,438
    Park Place
       Entertainment Corp.
       Sr. Sub. Note, 7.875%,
       3/15/2010                    3,000,000               0       3,000,000         3,037,500                0         3,037,500
    Park Place
       Entertainment Corp.
       Sr. Sub. Note, 9.375%,
       2/15/2007                            0         500,000         500,000                 0          532,500           532,500
    Venetian Casino Resort
       LLC Note, 11.00%,
       6/15/2010+                   2,525,000         375,000       2,900,000         2,474,500          367,500         2,842,000
                                                                                    -----------       ----------       -----------
                                                                                     15,033,625        2,084,638        17,118,263
                                                                                    -----------       ----------       -----------
CHEMICAL 7.7%
    Huntsman ICI Chemicals
       LLC Sr. Sub Note,
       10.125%, 7/01/2009           1,550,000         175,000       1,725,000         1,309,750          147,875         1,457,625
    Huntsman International
       LLC Sr. Note, 9.875%,
       3/01/2009+                   1,550,000         175,000       1,725,000         1,550,000          175,000         1,725,000
    ISP Chemco Inc. Sr. Sub.
       Note, 10.25%,
       7/01/2011                    3,600,000         400,000       4,000,000         3,582,000          398,000         3,980,000
    Lyondell Chemical Co.
       Sr. Note, 9.625%,
       5/01/2007                    4,250,000         325,000       4,575,000         3,931,250          300,625         4,231,875
    MacDermid Inc. Sr.
       Sub. Note, 9.125%,
       7/15/2011+                   3,500,000         350,000       3,850,000         3,675,000          367,500         4,042,500
    Methanex Corp.
       Sr. Note, 8.75%,
       8/15/2012                    1,600,000         150,000       1,750,000         1,656,000          155,250         1,811,250

    The accompanying notes are an integral part of the financial statements.

                     STATE STREET RESEARCH HIGH INCOME FUND - PRO FORMA
                        COMBINING PORTFOLIO OF INVESTMENTS CONTINUED

                                                PRINCIPLE AMOUNT                                       VALUE
                                     -------------------------------------------  ------------------------------------------------
                                       HIGH       STRATEGIC       PRO-FORMA          HIGH            STRATEGIC        PRO-FORMA
                                      INCOME       INCOME         COMBINED          INCOME            INCOME          COMBINED
                                    ------------ -----------    ----------------   ------------    --------------     -------------
CHEMICAL CONTINUED
    Millennium America Inc.
       Sr. Note, 9.25%,
       6/15/2008                   $1,600,000      $  175,000      $1,775,000       $ 1,625,056       $  177,740       $ 1,802,796
    Millennium America Inc.
       Sr. Note, 9.25%,
       10/15/2008+                          0          50,000          50,000                 0           50,500            50,500
    Noveon Inc. Sr. Sub.
       Note, 11.00%,
       2/28/2011                    1,075,000          75,000       1,150,000         1,161,000           81,000         1,242,000
    OM Group Inc. Sr. Sub.
       Note, 9.25%,
       12/15/2011                   4,250,000         350,000       4,600,000         4,186,250          344,750         4,531,000
    Resolution Performance
       Products Sr. Sub Note,
       13.50%, 11/15/2010           1,375,000         200,000       1,575,000         1,540,000          224,000         1,764,000
                                                                                    -----------       ----------       -----------
                                                                                     24,216,306        2,422,240        26,638,546
                                                                                    -----------       ----------       -----------
COMPUTER TECHNOLOGY 4.2%
    Avaya Inc. Note, 0.01%,
       10/31/2001                     800,000          75,000         875,000           174,960           16,403           191,363
    Avaya Inc. Sr. Note,
       11.125%, 4/01/2009             800,000          75,000         875,000           504,000           47,250           551,250
    British
       Telecommunications
       PLC Note, 8.875%,
       12/15/2030                           0          75,000          75,000                 0           89,385            89,385
    Fairchild Semiconductor
       Corp. Sr. Sub. Note,
       10.50%, 2/01/2009            2,150,000         200,000       2,350,000         2,236,000          208,000         2,444,000
    First Data Corp. Note,
       4.70%, 11/01/2006                    0          50,000          50,000                 0           52,396            52,396
    Flextronics
       International Ltd.
       Note, 9.875%,
       7/01/2010                    3,225,000         225,000       3,450,000         3,241,125          226,125         3,467,250
    Hewlett-Packard Co.
       Global Note, 5.50%,
       7/01/2007                            0          75,000          75,000                 0           77,583            77,583
    IBM Corp. Sr. Note,
       4.875%, 10/01/2006                   0          75,000          75,000                 0           79,967            79,967
    Iron Mountain Inc. Sr.
       Sub. Note, 8.625%,
       4/01/2013                    2,875,000         225,000       3,100,000         2,910,938          227,812         3,138,750
    ON Semiconductor Corp.
       Sr. Note, 12.00%,
       5/15/2008+                   1,600,000         150,000       1,750,000           992,000           93,000         1,085,000

    The accompanying notes are an integral part of the financial statements.

                     STATE STREET RESEARCH HIGH INCOME FUND - PRO FORMA
                        COMBINING PORTFOLIO OF INVESTMENTS CONTINUED

                                                PRINCIPLE AMOUNT                                       VALUE
                                     -------------------------------------------  ------------------------------------------------
                                       HIGH       STRATEGIC       PRO-FORMA          HIGH            STRATEGIC        PRO-FORMA
                                      INCOME       INCOME         COMBINED          INCOME            INCOME          COMBINED
                                    ------------ -----------    ----------------  ------------    --------------     -------------
COMPUTER TECHNOLOGY CONTINUED
    Seagate Technology
       Holdings Sr. Note,
       8.00%, 5/15/2009+           $3,250,000      $  300,000      $3,550,000       $ 3,022,500       $  279,000       $ 3,301,500
                                                                                    -----------       ----------       -----------
                                                                                     13,081,523        1,396,921        14,478,444
                                                                                    -----------       ----------       -----------
CONSUMER PRODUCTS 4.2%
    American Greetings
       Corp. Sr. Sub. Note,
       11.75%, 7/15/2008            1,700,000         150,000       1,850,000         1,836,000          162,000         1,998,000
    Russell Corp. Sr. Note,
       9.25%, 5/01/2010+            2,500,000         300,000       2,800,000         2,575,000          309,000         2,884,000
    Scotts Co. Sr. Sub.
       Note, 8.625%,
       1/15/2009                    2,890,000         220,000       3,110,000         3,020,050          229,900         3,249,950
    Simmons Co. Sr. Sub.
       Note, 10.25%,
       3/15/2009                    1,150,000         150,000       1,300,000         1,196,000          156,000         1,352,000
    Six Flags Inc. Sr.
       Note, 8.875%,
       2/01/2010                    3,200,000         300,000       3,500,000         2,624,000          246,000         2,870,000
    William Carter Co. Sr.
       Sub. Note, 10.875%,
       8/15/2011                    1,625,000         300,000       1,925,000         1,779,375          328,500         2,107,875
                                                                                    -----------       ----------       -----------
                                                                                     13,030,425        1,431,400        14,461,825
                                                                                    -----------       ----------       -----------
ENERGY 3.2%
    Chesapeake Energy Corp.
       Sr. Note, 8.125%,
       4/01/2011+                           0         300,000         300,000                 0          300,000           300,000
    Dominion Resources Inc.
       Sr. Note, 7.625%,
       7/15/2005                            0         100,000         100,000                 0          108,811           108,811
    Dresser Inc. Sr. Note,
       9.375%, 4/15/2011              925,000         100,000       1,025,000           906,500           98,000         1,004,500
    DTE Energy Co. Note,
       6.00%, 6/01/2004                     0         125,000         125,000                 0          130,881           130,881
    Georgia Power Co. Note,
       4.875%, 7/15/2007                    0         100,000         100,000                 0          104,739           104,739
    Magnum Hunter Resources
       Inc. Sr. Note, 9.60%,
       3/15/2012                      850,000         100,000         950,000           884,000          104,000           988,000
    Newpark Resources Inc.
       Sr. Sub. Note, 8.625%,
       12/15/2007                   1,715,000         185,000       1,900,000         1,599,237          172,513         1,771,750
    Petroleos Mexicanos
       Inc. Note, 6.50%,
       2/11/2005+                           0          75,000          75,000                 0           76,969            76,969

    The accompanying notes are an integral part of the financial statements.

                     STATE STREET RESEARCH HIGH INCOME FUND - PRO FORMA
                        COMBINING PORTFOLIO OF INVESTMENTS CONTINUED

                                                PRINCIPLE AMOUNT                                       VALUE
                                     -------------------------------------------  ------------------------------------------------
                                       HIGH       STRATEGIC       PRO-FORMA          HIGH            STRATEGIC        PRO-FORMA
                                      INCOME       INCOME         COMBINED          INCOME            INCOME          COMBINED
                                    ------------ -----------    ----------------  ------------    --------------     -------------
ENERGY CONTINUED
    Plains Exploration &
       Production Co., 8.75%,
       7/01/2012+                  $  750,000         100,000      $  850,000        $  750,000       $  100,000        $  850,000
    Plains Exploration &
       Production Co. Sr.
       Note, 7.75%,
       10/15/2012+                    800,000               0         800,000           804,000                0           804,000
    Pogo Producing Co. Sr.
       Sub. Note, 8.75%,
       5/15/2007                    3,010,000         500,000       3,510,000         3,130,400          520,000         3,650,400
    Pogo Producing Co. Sr.
       Sub. Note, 8.25%,
       4/15/2011                      925,000          50,000         975,000           959,688           51,874         1,011,562
    Progress Energy Inc. Sr.
       Note, 7.10%, 3/01/2011               0         100,000         100,000                 0          109,337           109,337
    XTO Energy Inc. Sr.
       Note, 7.50%,
       4/15/2012                            0         125,000         125,000                 0          131,250           131,250
                                                                                    -----------       ----------       -----------
                                                                                      9,033,825        2,008,374        11,042,199
                                                                                    -----------       ----------       -----------
FINANCIAL 9.7%
    AIG Sunamerica Global
       Finance Inc. Sr. Note,
       7.60%, 6/15/2005+                    0          75,000          75,000                 0           84,025            84,025
    AIG Sunamerica Global
       Financing Inc. Sr.
       Note, 6.90%, 3/15/2032+              0          50,000          50,000                 0           56,116            56,116
    Americredit Automobile
       Recreation Trust, 3.40%,
       4/13/2009                            0         150,000         150,000                 0          152,027           152,027
    Bombadier Capital Inc.
       Note, 7.30%, 12/15/2002+             0         275,000         275,000                 0          273,757           273,757
    Caterpillar Financial
       Asset Trust, 4.85%,
       4/25/2007                            0         125,000         125,000                 0          128,521           128,521
    Chase Commercial
       Mortgage Securities
       Corp., 6.025%, 11/18/2030            0         152,320         152,320                 0          163,755           163,755
    Chase Manhattan Auto
       Owner Trust, 4.17%,
       9/15/2008                            0         225,000         225,000                 0          232,056           232,056
    CIT Group Holdings Inc.
       Note, 7.625%, 8/16/2005              0          75,000          75,000                 0           79,623            79,623
    Citibank Credit Card
       Issuance Trust, 6.65%,
       5/15/2008                            0         275,000         275,000                 0          300,006           300,006

    The accompanying notes are an integral part of the financial statements.

                     STATE STREET RESEARCH HIGH INCOME FUND - PRO FORMA
                        COMBINING PORTFOLIO OF INVESTMENTS CONTINUED

                                                PRINCIPLE AMOUNT                                       VALUE
                                     -------------------------------------------  ------------------------------------------------
                                       HIGH       STRATEGIC       PRO-FORMA          HIGH            STRATEGIC        PRO-FORMA
                                      INCOME       INCOME         COMBINED          INCOME            INCOME          COMBINED
                                    ------------ -----------    ----------------  ------------    --------------     -------------
FINANCIAL CONTINUED
    Citibank Credit Card
       Issuance Trust, 7.05%,
       9/17/2007                   $        0      $  375,000      $  375,000       $         0       $  416,250       $   416,250
    Citibank Credit Card
       Issuance Trust, 7.45%,
       9/15/2008                            0         175,000         175,000                 0          191,733           191,733
    Citigroup Inc. Sub.
       Note, 7.25%, 10/07/2010              0         250,000         250,000                 0          284,980           284,980
    Commercial Mortgage
       Acceptance Corp.,
       5.44%, 9/15/2030+            4,050,000               0       4,050,000         3,315,592                0         3,315,592
    Commercial Mortgage
       Acceptance Corp.,
       6.23%, 7/15/2031+            3,025,000         175,000       3,200,000         2,560,235          148,113         2,708,348
    Conoco Funding Co.
       Note, 5.45%,
       10/15/2006                           0         100,000         100,000                 0          107,508           107,508
    Countrywide Home Loan
       Inc. Note, 5.50%,
       8/01/2006                            0         150,000         150,000                 0          157,469           157,469
    Credit Suisse First
       Boston USA Inc. Note,
       5.75%, 4/15/2007                     0          50,000          50,000                 0           53,289            53,289
    ERAC USA Finance Co.
       Note, 6.95%,
       3/01/2004+                           0          50,000          50,000                 0           52,477            52,477
    ERAC USA Finance Co.
       Note, 6.625%, 2/15/2005              0         250,000         250,000                 0          267,462           267,462
    Federal National
       Mortgage Association
       TBA, 5.50%, 11/19/2017               0         300,000         300,000                 0          308,064           308,064
    Federal National
       Mortgage Association
       TBA, 5.50%, 11/14/2032               0         300,000         300,000                 0          304,890           304,890
    Federal National
       Mortgage Association
       TBA, 6.00%, 10/21/2017               0         400,000         400,000                 0          415,252           415,252
    Federal National
       Mortgage Association
       TBA, 6.00%, 10/15/2032               0       1,200,000       1,200,000                 0        1,232,256         1,232,256
    Federal National
       Mortgage Association,
       6.25%, 2/01/2011                     0         225,000         225,000                 0          249,876           249,876
    Federal National
       Mortgage Association,
       6.50%, 12/01/2014                    0          61,209          61,209                 0           64,152            64,152

    The accompanying notes are an integral part of the financial statements.

                     STATE STREET RESEARCH HIGH INCOME FUND - PRO FORMA
                        COMBINING PORTFOLIO OF INVESTMENTS CONTINUED

                                                PRINCIPLE AMOUNT                                       VALUE
                                     -------------------------------------------  ------------------------------------------------
                                       HIGH       STRATEGIC       PRO-FORMA          HIGH            STRATEGIC        PRO-FORMA
                                      INCOME       INCOME         COMBINED          INCOME            INCOME          COMBINED
                                    ------------ -----------    ----------------  ------------    --------------     -------------
FINANCIAL CONTINUED
    Federal National
       Mortgage Association,
       6.50%, 7/01/2016            $        0      $  593,813      $  593,813       $         0       $  622,221       $   622,221
    Federal National
       Mortgage Association,
       6.50%, 9/01/2028                     0         140,799         140,799                 0          146,120           146,120
    Federal National
       Mortgage Association,
       6.50%, 11/01/2028                    0         500,105         500,105                 0          519,004           519,004
    Federal National
       Mortgage Association,
       6.50%, 3/01/2029                     0         168,569         168,569                 0          174,939           174,939
    Federal National
       Mortgage Association,
       6.50%, 9/01/2031                     0         201,975         201,975                 0          209,458           209,458
    Federal National
       Mortgage Association,
       6.50%, 7/01/2032                     0         736,765         736,765                 0          764,070           764,070
    Federal National
       Mortgage Association
       TBA, 6.50%, 10/21/2017               0         125,000         125,000                 0          130,899           130,899
    Federal National
       Mortgage Association
       TBA, 6.50%, 10/15/2032               0       1,200,000       1,200,000                 0        1,243,128         1,243,128
    Federal National
       Mortgage Association,
       7.00%, 9/01/2014                     0          93,684          93,684                 0           99,141            99,141
    Federal National
       Mortgage Association,
       7.00%, 12/01/2015                    0          94,412          94,412                 0           99,891            99,891
    Federal National
       Mortgage Association,
       7.00%, 3/01/2016                     0         147,671         147,671                 0          156,272           156,272
    Federal National
       Mortgage Association,
       7.00%, 1/01/2017                     0         277,996         277,996                 0          294,067           294,067
    Federal National
       Mortgage Association,
       7.00%, 12/01/2029                    0         140,048         140,048                 0          146,280           146,280
    Federal National
       Mortgage Association,
       7.00%, 4/01/2032                     0         701,336         701,336                 0          732,441           732,441
    Federal National
       Mortgage Association
       TBA, 7.00%, 10/21/2017               0          50,000          50,000                 0           52,844            52,844

    The accompanying notes are an integral part of the financial statements.

                     STATE STREET RESEARCH HIGH INCOME FUND - PRO FORMA
                        COMBINING PORTFOLIO OF INVESTMENTS CONTINUED

                                                PRINCIPLE AMOUNT                                       VALUE
                                     -------------------------------------------  ------------------------------------------------
                                       HIGH       STRATEGIC       PRO-FORMA          HIGH            STRATEGIC        PRO-FORMA
                                      INCOME       INCOME         COMBINED          INCOME            INCOME          COMBINED
                                    ------------ -----------    ----------------  ------------    --------------     -------------
FINANCIAL CONTINUED
    Federal National
       Mortgage Association
       TBA, 7.00%,
       10/15/2032                  $        0      $  875,000      $  875,000       $         0       $  913,553       $   913,553
    Federal National
       Mortgage Association,
       7.50%, 9/01/2031                     0         243,812         243,812                 0          257,395           257,395
    Federal National
       Mortgage Association
       TBA, 7.50%, 10/15/2032               0         575,000         575,000                 0          606,803           606,803
    Federal National
       Mortgage Association,
       9.00%, 5/01/2009                     0         266,900         266,900                 0          289,141           289,141
    First National Bank
       Sub. Note, 7.375%,
       9/15/2006                            0          25,000          25,000                 0           27,977            27,977
    Ford Motor Credit Co.
       Note, 6.875%, 2/01/2006              0         100,000         100,000                 0           98,376            98,376
    Ford Motor Credit Co.
       Note, 7.875%, 6/15/2010              0       2,800,000       2,800,000         2,761,270                0         2,761,270
    General Electric
       Capital Corp. Note,
       5.875%, 2/15/2012                    0         225,000         225,000                 0          240,930           240,930
    General Motors
       Acceptance Corp. Note,
       6.875%, 9/15/2011                    0         150,000         150,000                 0          146,748           146,748
    General Motors
       Acceptance Corp. Note,
       8.00%, 11/01/2031                    0         175,000         175,000                 0          169,505           169,505
    Goldman Sachs Group
       Inc. Note, 7.625%,
       8/17/2005                            0         125,000         125,000                 0          139,940           139,940
    Government National
       Mortgage Association,
       6.50%, 11/15/2028                    0         584,942         584,942                 0          611,159           611,159
    Government National
       Mortgage Association,
       7.00%, 5/15/2027                     0         188,995         188,995                 0          198,781           198,781
    Government National
       Mortgage Association,
       7.00%, 6/15/2028                     0         117,214         117,214                 0          123,237           123,237
    Government National
       Mortgage Association,
       7.00%, 8/15/2031                     0         396,476         396,476                 0          416,463           416,463
    Government National
       Mortgage Association,
       7.00%, 10/15/2031                    0         250,230         250,230                 0          262,844           262,844


    The accompanying notes are an integral part of the financial statements.

                     STATE STREET RESEARCH HIGH INCOME FUND - PRO FORMA
                        COMBINING PORTFOLIO OF INVESTMENTS CONTINUED

                                                PRINCIPLE AMOUNT                                       VALUE
                                     -------------------------------------------  ------------------------------------------------
                                       HIGH       STRATEGIC       PRO-FORMA          HIGH            STRATEGIC        PRO-FORMA
                                      INCOME       INCOME         COMBINED          INCOME            INCOME          COMBINED
                                    ------------ -----------    ----------------  ------------    --------------     -------------
FINANCIAL CONTINUED
    GSR Mortgage Loan
       Trust, 5.49%,
       5/25/2032                   $        0      $  225,000      $  225,000       $         0       $  226,969       $   226,969
    IMPAC CMB Trust
       2002-3 CI. B, 4.01%,
       9/25/2002                            0          73,172          73,172                 0           72,806            72,806
    J.P. Morgan Commercial
       Mortgage Finance Corp.
       6.507%, 10/15/2035                   0         250,000         250,000                 0          280,813           280,813
    J.P. Morgan Commercial
       Mortgage Finance Corp.
       7.238%, 9/15/2029                    0         150,000         150,000                 0          172,553           172,553
    J.P. Morgan Commercial
       Mortgage Finance Corp.
       99-C7, 6.18%,
       10/15/2035                           0         138,000         138,000                 0          148,888           148,888
    LB Commercial Conduit
       Mortgage Trust 99-C2,
       7.105%, 10/15/2032                   0         112,109         112,109                 0          123,727           123,727
    LB Commercial Mortgage
       Trust 01-C7, 6.133%,
       12/15/2030                           0         475,000         475,000                 0          525,784           525,784
    Lehman Brothers
       Commercial Conduit
       Mortgage Trust 01-A1,
       6.155%, 7/14/2016                    0         115,278         115,278                 0          125,488           125,488
    MBNA Credit Card
       Master Trust 01-C,
       6.55%, 12/15/2008                    0         300,000         300,000                 0          325,779           325,779
    Morgan Stanley Capital
       Inc. 98-A1, 6.19%,
       3/15/2030                            0          41,322          41,322                 0           44,154            44,154
    Morgan Stanley Dean
       Witter Capital 02-A1,
       5.38%, 1/15/2039                     0         148,569         148,569                 0          158,063           158,063
    NationsLink Funding
       Corp. Note, 7.105%,
       8/20/2030                            0         200,000         200,000                 0          220,463           220,463
    PSE&G Transition
       Funding LLC 01-A5,
       6.45%, 3/15/2013                     0         175,000         175,000                 0          202,562           202,562
    Salomon Brothers
       Mortgage Securities
       Inc. Note, 6.134%,
       2/18/2034                            0         250,000         250,000                 0          275,214           275,214

    The accompanying notes are an integral part of the financial statements.

                     STATE STREET RESEARCH HIGH INCOME FUND - PRO FORMA
                        COMBINING PORTFOLIO OF INVESTMENTS CONTINUED

                                                PRINCIPLE AMOUNT                                       VALUE
                                     -------------------------------------------  ------------------------------------------------
                                       HIGH       STRATEGIC       PRO-FORMA          HIGH            STRATEGIC        PRO-FORMA
                                      INCOME       INCOME         COMBINED          INCOME            INCOME          COMBINED
                                    ------------ -----------    ----------------  ------------    --------------     -------------
FINANCIAL CONTINUED
    Structured Asset
       Securities Corp. Note,
       3.01%, 9/25/2002            $        0      $   75,000      $   75,000       $         0       $   73,734       $    73,734
    Suntrust Banks Inc.
       Note, 5.05%, 7/01/2007               0         125,000         125,000                 0          134,324           134,324
    U. S. Treasury Bond,
       6.25%, 5/15/2030                     0         125,000         125,000                 0          152,509           152,509
    U. S. Treasury Note,
       6.00%, 8/15/2009                     0       1,700,000       1,700,000                 0        1,990,513         1,990,513
    U. S. Treasury Bond,
       5.25%, 11/15/2028                    0         575,000         575,000                 0          611,047           611,047
    U. S. Treasury Bond,
       7.25%, 5/15/2016                     0         475,000         475,000                 0          616,716           616,716
    U. S. Treasury Bond,
       8.875%, 2/15/2019                    0         200,000         200,000                 0          299,500           299,500
    U. S. Treasury Bond
       STRIP, 8/15/2025                     0       1,500,000       1,500,000                 0          460,515           460,515
    U. S. Treasury Note,
       5.875%, 11/15/2004                   0         150,000         150,000                 0          162,877           162,877
    Union Planters Bank
       Inc. Note, 5.125%,
       6/15/2007                            0          50,000          50,000                 0           53,045            53,045
    United States Bancorp
       Note, 3.95%, 8/23/2007               0          50,000          50,000                 0           51,115            51,115
    Verizon Global Funding
       Corp. Note, 6.125%,
       6/15/2007                            0         100,000         100,000                 0          103,678           103,678
    Washington Mutual Inc.
       Note, 5.625%, 1/15/2007              0         275,000         275,000                 0          294,783           294,783
    Washington Mutual
       Mortgage Securities
       Corp. 02-A6, 1.00%,
       10/25/2032                           0          75,000          75,000                 0           77,840            77,840
    Washington Mutual
       Mortgage Securities
       Corp. Note 02-A5, 1.00%,
       4/25/2032                            0         150,000         150,000                 0          150,744           150,744
    Yell Finance BV Sr.
       Note, 10.75%,
       8/01/2011                    1,100,000         235,000       1,335,000         1,108,250          236,762         1,345,012
                                                                                    -----------       ----------       -----------
                                                                                      9,745,347       23,990,249        33,735,596
                                                                                    -----------       ----------       -----------
FOOD & BEVERAGE 4.4%
    Agrilink Foods Inc. Sr.
       Sub. Note, 11.875%,
       11/01/2008                   2,800,000         150,000       2,950,000         2,954,000          158,250         3,112,250

    The accompanying notes are an integral part of the financial statements.

                     STATE STREET RESEARCH HIGH INCOME FUND - PRO FORMA
                        COMBINING PORTFOLIO OF INVESTMENTS CONTINUED

                                                PRINCIPLE AMOUNT                                       VALUE
                                     -------------------------------------------  ------------------------------------------------
                                       HIGH       STRATEGIC       PRO-FORMA          HIGH            STRATEGIC        PRO-FORMA
                                      INCOME       INCOME         COMBINED          INCOME            INCOME          COMBINED
                                    ------------ -----------    ----------------  ------------    --------------     -------------
FOOD & BEVERAGE CONTINUED
    Archer-Daniels-Midland
       Co. Sr. Note, 5.875%,
       10/01/2032                  $        0      $   75,000      $   75,000       $         0       $   75,130       $    75,130
    Aurora Foods Inc. Sr.
       Sub. Note, 8.75%,
       7/01/2008                            0         150,000         150,000                 0           82,500            82,500
    Aurora Foods Inc. Sr.
       Sub. Note, 9.875%,
       2/15/2007                    1,650,000               0       1,650,000           973,500                0           973,500
    B & G Foods Inc. Sr.
       Sub. Note, 9.625%,
       8/01/2007                      450,000          50,000         500,000           457,875           50,875           508,750
    Carrols Corp. Sr. Sub.
       Note, 9.50%,
       12/01/2008                   1,400,000         150,000       1,550,000         1,302,000          139,500         1,441,500
    Coca-Cola Enterprises
       Inc. Note, 5.25%,
       5/15/2007                            0         150,000         150,000                 0          163,093           163,093
    Conagra Inc. Note,
       7.50%, 9/15/2005                     0         125,000         125,000                 0          139,976           139,976
    Cott Beverages Inc. Sr.
       Sub. Note, 8.00%,
       12/15/2011                           0         400,000         400,000                 0          410,000           410,000
    Dean Foods Co. Sr.
       Note, 8.15%, 8/01/2007               0         275,000         275,000                 0          286,132           286,132
    Del Monte Corp. Sr.
       Sub. Note, 9.25%,
       5/15/2011                    3,200,000         300,000       3,500,000         3,200,000          300,000         3,500,000
    Dimon Inc. Sr. Note,
       9.625%, 10/15/2011           1,150,000         150,000       1,300,000         1,196,000          156,000         1,352,000
    Kroger Co. Sr. Note,
       8.00%, 9/15/2029                     0          75,000          75,000                 0           89,740            89,740
    Safeway Inc. Note,
       3.625%, 11/05/2003                   0          75,000          75,000                 0           75,809            75,809
    Tom's Foods Inc. Sr.
       Note, 10.50%,
       11/01/2004                   3,100,000         200,000       3,300,000         2,762,875          178,250         2,941,125
    Tyson Foods Inc. Note,
       6.625%, 10/01/2004                   0         100,000         100,000                 0          106,243           106,243
    Yum Brands Inc. Sr.
       Note, 7.70%, 7/01/2012               0         150,000         150,000                 0          155,250           155,250
                                                                                    -----------       ----------       -----------
                                                                                     12,846,250        2,566,748        15,412,998
                                                                                    -----------       ----------       -----------

    The accompanying notes are an integral part of the financial statements.

                     STATE STREET RESEARCH HIGH INCOME FUND - PRO FORMA
                        COMBINING PORTFOLIO OF INVESTMENTS CONTINUED

                                                PRINCIPLE AMOUNT                                       VALUE
                                     -------------------------------------------  ------------------------------------------------
                                       HIGH       STRATEGIC       PRO-FORMA          HIGH            STRATEGIC        PRO-FORMA
                                      INCOME       INCOME         COMBINED          INCOME            INCOME          COMBINED
                                    ------------ -----------    ----------------  ------------    --------------     -------------
FOREIGN GOVERNMENT 4.9%
    Republic of Bulgaria,
       2.6875%, 1/28/2003#         $        0      $  485,000      $  485,000       $         0       $  426,800       $   426,800
    Republic of Bulgaria,
       2.6875%, 7/28/2011#          2,255,250               0       2,255,250         1,984,620                0         1,984,620
    Republic of Chile,
       5.625%, 7/23/2007                    0          75,000          75,000                 0           78,737            78,737
    Republic of China,
       7.30%, 12/15/2008                    0          25,000          25,000                 0           29,500            29,500
    Republic of Colombia,
       10.00%, 1/23/2012            1,700,000         275,000       1,975,000         1,377,000          221,375         1,598,375
    Republic of Panama,
       5.00%, 1/17/2003#            1,688,872               0       1,688,872         1,388,253                0         1,388,253
    Republic of Panama,
       5.00%, 7/17/2003                     0         577,772         577,772                 0          474,928           474,928
    Republic of Peru,
       9.125%, 2/21/2012            1,854,000         591,000       2,445,000         1,511,010          481,665         1,992,675
    Republic of
       Philippines, 8.375%,
       3/12/2009                    1,325,000         250,000       1,575,000         1,336,594          252,187         1,588,781
    Republic of South
       Africa, 9.125%,
       5/19/2009                            0         325,000         325,000                 0          375,375           375,375
    Republic of Turkey
       12.375%, 6/15/2009           1,350,000         200,000       1,550,000         1,262,250          187,000         1,449,250
    Republic of Ukraine,
       11.00%, 3/15/2007            1,974,000         252,000       2,226,000         2,052,960          262,080         2,315,040
    Russian Federation,
       8.25%, 3/31/2010             2,450,000         375,000       2,825,000         2,443,875          374,062         2,817,937
    Russian Federation
       8.25%, 3/31/2010+                    0         325,000         325,000                 0          324,594           324,594
                                                                                    -----------       ----------       -----------
                                                                                     13,356,562        3,488,303        16,844,865
                                                                                    -----------       ----------       -----------
HEALTHCARE 4.8%
    Advanced Medical Optic
       Inc. Sr. Sub. Note,
       9.25%, 7/15/2010               550,000          50,000         600,000           539,000           49,000           588,000
    Beckman Industries Sr.
       Note, 7.45%, 3/04/2008               0          75,000          75,000                 0           85,675            85,675
    Bio-Rad Laboratories
       Inc. Sr. Sub. Note,
       11.625%, 2/15/2007             805,000               0         805,000           885,500                0           885,500
    Concentra Operating
       Corp. Sr. Sub. Note,
       13.00%, 8/15/009             1,462,000         150,000       1,612,000         1,549,720          159,000         1,708,720
    Coventry Health Care
       Inc. Sr. Note, 8.125%,
       2/15/2012                      975,000         200,000       1,175,000         1,004,250          206,000         1,210,250

    The accompanying notes are an integral part of the financial statements.

                     STATE STREET RESEARCH HIGH INCOME FUND - PRO FORMA
                        COMBINING PORTFOLIO OF INVESTMENTS CONTINUED

                                                PRINCIPLE AMOUNT                                       VALUE
                                     -------------------------------------------  ------------------------------------------------
                                       HIGH       STRATEGIC       PRO-FORMA          HIGH            STRATEGIC        PRO-FORMA
                                      INCOME       INCOME         COMBINED          INCOME            INCOME          COMBINED
                                    ------------ -----------    ----------------  ------------    --------------     -------------
HEALTHCARE CONTINUED
    Hanger Orthopedic Group
       Inc. Sr. Note, 10.375%,
       2/15/2009                   $  775,000      $  100,000      $  875,000        $  817,625       $  105,500       $   923,125
    HealthSouth Corp. Sr.
       Note, 7.00%,
       6/15/2009                            0         100,000         100,000                 0           66,500            66,500
    Insight Health Services
       Corp. Sr. Sub. Note,
       9.875%, 11/01/2011             865,000               0         865,000           834,725                0           834,725
    Kinetic Concepts Inc.
       Sr. Sub. Note,
       9.625%, 11/01/2007           3,300,000         350,000       3,650,000         3,217,500          341,250         3,558,750
    Medquest Inc. Sr. Sub.
       Note, 11.875%,
       8/15/2012+                   1,350,000         150,000       1,500,000         1,336,500          148,500         1,485,000
    Omnicare Inc. Sr. Sub.
       Note, 8.125%,
       3/15/2011                            0         175,000         175,000                 0          182,875           182,875
    Pacificare Health
       Systems Inc. Sr. Note
       10.75%, 6/01/2009            1,600,000         150,000       1,750,000         1,580,000          148,125         1,728,125
    Select Medical Corp.
       Sr. Sub. Note, 9.50%
       6/15/2009                    1,725,000         150,000       1,875,000         1,725,000          150,000         1,875,000
    Tenet Healthcare Corp.
       Sr. Note, 5.00%,
       7/01/2007                            0          50,000          50,000                 0           52,080            52,080
    Unitedhealth Group Inc.
       Note, 5.20%,
       1/17/2007                            0          75,000          75,000                 0           80,057            80,057
    Vicar Operating Inc.
       Sr. Sub. Note, 9.875%,
       12/01/2009                   1,125,000         125,000       1,250,000         1,203,750          133,750         1,337,500
                                                                                    -----------       ----------       -----------
                                                                                     14,693,570        1,908,312        16,601,882
                                                                                    -----------       ----------       -----------
HOMEBUILDERS 0.5%
    Associated Materials
       Inc. Sr. Sub. Note,
       9.75%, 4/15/2012               450,000          25,000         475,000           461,250           25,625           486,875
    Collins & Aikman
       Floorcovering Sr. Sub.
       Note, 9.75%,
       2/15/2010+                   1,050,000          75,000       1,125,000         1,065,750           76,125         1,141,875
                                                                                    -----------       ----------       -----------
                                                                                      1,527,000          101,750         1,628,750
                                                                                    -----------       ----------       -----------


    The accompanying notes are an integral part of the financial statements.

                     STATE STREET RESEARCH HIGH INCOME FUND - PRO FORMA
                        COMBINING PORTFOLIO OF INVESTMENTS CONTINUED

                                                PRINCIPLE AMOUNT                                       VALUE
                                     -------------------------------------------  ------------------------------------------------
                                       HIGH       STRATEGIC       PRO-FORMA          HIGH            STRATEGIC        PRO-FORMA
                                      INCOME       INCOME         COMBINED          INCOME            INCOME          COMBINED
                                    ------------ -----------    ----------------  ------------    --------------     -------------
HOTELS & LODGING 2.2%
    Extended Stay America
       Inc. Sr. Sub. Note,
       9.15%, 3/15/2008            $3,325,000      $  215,000      $3,540,000       $ 3,142,125       $  203,175       $ 3,345,300
    John Q. Hammons Co.
       Note, 8.875%,
       5/15/2012                    1,700,000         200,000       1,900,000         1,636,250          192,500         1,828,750
    Prime Hospitality Corp.
       Sr. Sub. Note, 8.375%,
       5/01/2012                      800,000          75,000         875,000           760,000           71,250           831,250
    Starwood Hotels &
       Resorts Inc. Sr. Note,
       7.875%, 5/01/2012+           1,400,000         125,000       1,525,000         1,395,632          121,563         1,517,195
                                                                                    -----------       ----------       -----------
                                                                                      6,934,007          588,488         7,522,495
                                                                                    -----------       ----------       -----------
MANUFACTURING 2.1%
    AMETEK Inc. Sr. Note,
       7.20%, 7/15/2008                     0         400,000         400,000                 0          418,360           418,360
    Cargill Inc. Note,
       6.25%, 5/01/2006+                    0         125,000         125,000                 0          138,360           138,360
    Exelon Corp. Sr. Note,
       6.75%, 5/01/2011                     0          75,000          75,000                 0           82,920            82,920
    JLG Industries Inc. Sr.
       Sub. Note, 8.375%,
       6/15/2012+                   1,100,000         100,000       1,200,000         1,023,000           93,000         1,116,000
    Manitowoc Inc. Sr. Sub.
       Note, 10.50%,
       8/01/2012+                   2,000,000         175,000       2,175,000         2,090,000          182,875         2,272,875
    Tyco International
       Group SA Note,
       6.375%, 2/15/2006            3,375,000         200,000       3,575,000         2,936,250          174,000         3,110,250
                                                                                    -----------       ----------       -----------
                                                                                      6,049,250        1,089,515         7,138,765
                                                                                    -----------       ----------       -----------
MEDIA 5.8%
    AOL Time Warner Inc.
       Note, 5.625%,
       5/01/2005                            0          25,000          25,000                 0           23,599            23,599
    AOL Time Warner Inc.
       Note, 6.875%,
       5/01/2012                            0          50,000          50,000                 0           45,500            45,500
    Clear Channel
       Communications Sr.
       Note, 7.25%, 9/15/2003               0         125,000         125,000                 0          126,734           126,734
    Hollinger International
       Publishing Inc. Sr.
       Sub. Note, 9.25%,
       2/01/2008                    2,259,000         330,000       2,589,000         2,304,180          336,600         2,640,780


    The accompanying notes are an integral part of the financial statements.

                     STATE STREET RESEARCH HIGH INCOME FUND - PRO FORMA
                        COMBINING PORTFOLIO OF INVESTMENTS CONTINUED

                                                PRINCIPLE AMOUNT                                       VALUE
                                     -------------------------------------------  ------------------------------------------------
                                       HIGH       STRATEGIC       PRO-FORMA          HIGH            STRATEGIC        PRO-FORMA
                                      INCOME       INCOME         COMBINED          INCOME            INCOME          COMBINED
                                    ------------ -----------    ----------------  ------------    --------------     -------------
MEDIA CONTINUED
    Hollinger International
       Publishing Inc. Sr.
       Sub. Note, 9.25%,
       3/15/2007                   $4,195,000      $  170,000      $4,365,000       $ 4,299,875       $  174,250       $ 4,474,125
    Lin Holdings Corp. Sr.
       Note, 0.00% to
       2/28/2003, 10.00% from
       3/1/2003 to maturity,
       3/01/2008                      975,000         100,000       1,075,000           960,375           98,500         1,058,875
    Mediacom Broadband LLC
       Sr. Note, 11.00%,
       7/15/2013                    2,900,000         275,000       3,175,000         2,653,500          251,625         2,905,125
    News America Inc. Sr.
       Note, 8.825%,
       1/09/2008                            0          50,000          50,000                 0           52,159            52,159
    Paxson Communications
       Corp. Sr. Sub. Note,
       0% to 1/14/2006, 10%
       from 1/15/2006 to
       maturity, 1/15/2009          1,275,000         150,000       1,425,000           561,000           66,000           627,000
    R. H. Donnelley Inc.
       Sr. Sub. Note, 9.125%,
       6/01/2008                    1,075,000               0       1,075,000         1,128,750                0         1,128,750
    Sinclair Broadcast
       Group Inc. Sr. Note,
       8.00%, 3/15/2012             1,950,000         125,000       2,075,000         1,959,750          125,625         2,085,375
    Sinclair Broadcast
       Group Inc. Sr. Sub.
       Note, 8.75%,
       12/15/2011                   1,200,000         125,000       1,325,000         1,239,000          129,062         1,368,062
    TCI Communications Inc.
       Deb., 7.875%,
       2/15/2026                            0          75,000          75,000                 0           74,278            74,278
    Thomson Corp. Sr. Note,
       5.75%, 2/01/2008                     0         150,000         150,000                 0          161,899           161,899
    Transwestern Publishing
       Co. Sr. Sub. Note,
       9.825%, 11/15/2007           3,075,000         300,000       3,375,000         3,090,375          301,500         3,391,875
                                                                                    -----------       ----------       -----------
                                                                                     18,196,805        1,967,331        20,164,136
                                                                                    -----------       ----------       -----------
METALS 3.1%
    Century Aluminum Co.
       Sr. Note, 11.75%,
       4/15/2008                    1,000,000         250,000       1,250,000           985,000          246,250         1,231,250
    Great Central Mines
       Ltd. Sr. Note, 8.875%,
       4/01/2008@                   7,650,000         350,000       8,000,000         7,803,000          357,000         8,160,000


    The accompanying notes are an integral part of the financial statements.

                     STATE STREET RESEARCH HIGH INCOME FUND - PRO FORMA
                        COMBINING PORTFOLIO OF INVESTMENTS CONTINUED

                                                PRINCIPLE AMOUNT                                       VALUE
                                     -------------------------------------------  ------------------------------------------------
                                       HIGH       STRATEGIC       PRO-FORMA          HIGH            STRATEGIC        PRO-FORMA
                                      INCOME       INCOME         COMBINED          INCOME            INCOME          COMBINED
                                    ------------ -----------    ----------------  ------------    --------------     -------------
METALS CONTINUED
    Luscar Coal Ltd. Sr.
       Note, 9.75%,
       10/15/2011                  $ 1,050,00      $  100,000      $1,150,000       $ 1,123,500       $  107,000       $ 1,230,500
                                                                                    -----------       ----------       -----------
                                                                                      9,911,500          710,250        10,621,750
                                                                                    -----------       ----------       -----------
MOBILE COMMUNICATIONS 1.7%
    AT & T Corp. Note,
       6.50%, 3/15/2029                     0         150,000         150,000                 0          125,045           125,045
    AT & T Wireless Inc.
       Note, 8.125%,
       5/01/2012                    1,900,000               0       1,900,000         1,453,500                0         1,453,500
    Deutsche Telecom BV
       Global Note, 9.25%,
       6/01/2032                            0          25,000          25,000                 0           28,951            28,951
    Nextel Communications
       Sr. Note, 9.375%,
       11/15/2009                   2,450,000         175,000       2,625,000         1,868,125          133,437         2,001,562
    Rogers Wireless Inc.
       Sr. Note, 9.625%,
       5/01/2011                    1,600,000         150,000       1,750,000         1,136,000          106,500         1,242,500
    Royal KPN NV Note,
       7.50%, 10/01/2005                    0          75,000          75,000                 0           80,521            80,521
    SBC Communications Inc
       Note, 5.75%, 5/02/2006               0          50,000          50,000                 0           53,293            53,293
    Triton PCS Inc. Sr.
       Sub. Note, 9.375%,
       2/01/2011                    1,125,000         275,000       1,400,000           765,000          187,000           952,000
    Vodafone Airtouch PLC
       Note, 7.75%, 2/15/2010               0         100,000         100,000                 0          112,457           112,457
                                                                                    -----------       ----------       -----------
                                                                                      5,222,625          827,204         6,049,829
                                                                                    -----------       ----------       -----------
PAPER & PACKAGING 8.7%
    Appleton Papers Inc.
       Sr. Sub. Note, 12.50%,
       12/15/2008                   3,225,000         350,000       3,575,000         3,321,750          360,500         3,682,250
    Ball Corp. Sr. Note,
       7.75%, 8/01/2006                     0         375,000         375,000                 0          384,844           384,844
    Berry Plastics Corp.
       Sr. Sub. Note, 10.75%,
       7/15/2012                      425,000          50,000         475,000           437,750           51,500           489,250
    Fibermark Inc. Sr.
       Note, 10.75%,
       4/15/2011                    1,600,000         150,000       1,750,000         1,544,000          144,750         1,688,750
    Graphic Packaging Corp.
       Sr. Sub. Note, 8.625%,
       2/15/2012                      950,000         100,000       1,050,000           954,750          100,500         1,055,250


    The accompanying notes are an integral part of the financial statements.

                     STATE STREET RESEARCH HIGH INCOME FUND - PRO FORMA
                        COMBINING PORTFOLIO OF INVESTMENTS CONTINUED

                                                PRINCIPLE AMOUNT                                       VALUE
                                     -------------------------------------------  ------------------------------------------------
                                       HIGH       STRATEGIC       PRO-FORMA          HIGH            STRATEGIC        PRO-FORMA
                                      INCOME       INCOME         COMBINED          INCOME            INCOME          COMBINED
                                    ------------ -----------    ----------------  ------------    --------------     -------------
PAPER & PACKAGING CONTINUED
    Greif Brothers Corp.
       Sr. Sub. Note, 8.875%,
       8/01/2012                   $1,425,000      $  175,000      $1,600,000       $ 1,446,375       $  177,625       $ 1,624,000
    International Paper Co.
       Note, 8.00%,
       7/08/2003                            0         275,000         275,000                 0          285,643           285,643
    Louisiana Pacific Corp.
       Sr. Sub. Note, 10.875%,
       11/15/2008                   1,925,000         200,000       2,125,000         2,002,000          208,000         2,210,000
    MDP Acquisitions PLC
       Sr. Note, 9.625%,
       10/01/2012+                  2,600,000         125,000       2,725,000         2,593,500          124,687         2,718,187
    Norske Skog Ltd. Sr.
       Note, 8.625%,
       6/15/2011                    1,640,000         400,000       2,040,000         1,558,000          380,000         1,938,000
    Owens-Brockway Glass
       Container Sr. Note,
       8.875%, 2/15/2009            1,850,000         250,000       2,100,000         1,859,250          251,250         2,110,500
    Pliant Corp. Sr. Sub.
       Note, 13.00%,
       6/01/2010                    1,750,000         225,000       1,975,000         1,723,750          221,625         1,945,375
    Pliant Corp. Sr. Sub.
       Note, 13.00%,
       6/01/2010                    1,050,000          75,000       1,125,000           997,500           71,250         1,068,750
    Potlach Corp. Sr. Sub.
       Note, 10.00%,
       7/15/2011                    2,800,000         250,000       3,050,000         3,038,000          271,250         3,309,250
    Riverwood International
       Corp. Sr. Sub. Note,
       10.875%, 4/01/2008           1,700,000         150,000       1,850,000         1,717,000          151,500         1,868,500
    Silgan Holdings Inc.
       Sr. Note, 9.00%,
       6/01/2009                      475,000         125,000         600,000           490,438          129,062           619,500
    Tekni-Plex Inc. Sr.
       Sub. Note, 12.75%,
       6/15/2010                    3,090,000         200,000       3,290,000         3,028,200          196,000         3,224,200
                                                                                    -----------       ----------       -----------
                                                                                     26,712,263        3,509,986        30,222,249
                                                                                    -----------       ----------       -----------
RETAIL 1.8%
    Cole National Group
       Inc. Sr. Sub. Note,
       8.875%, 5/15/2012            1,600,000         150,000       1,750,000         1,536,000          144,000         1,680,000
    Petco Animal Supplies
       Inc. Sr. Sub. Note,
       10.75%, 11/01/2011           3,200,000         500,000       3,800,000         3,547,500          537,500         4,085,000


    The accompanying notes are an integral part of the financial statements.

                     STATE STREET RESEARCH HIGH INCOME FUND - PRO FORMA
                        COMBINING PORTFOLIO OF INVESTMENTS CONTINUED

                                                PRINCIPLE AMOUNT                                       VALUE
                                     -------------------------------------------  ------------------------------------------------
                                       HIGH       STRATEGIC       PRO-FORMA          HIGH            STRATEGIC        PRO-FORMA
                                      INCOME       INCOME         COMBINED          INCOME            INCOME          COMBINED
                                    ------------ -----------    ----------------  ------------    --------------     -------------
RETAIL CONTINUED
    Target Corp. Note,
       5.875%, 3/01/2012           $        0      $  100,000      $  100,000       $         0       $  110,313       $   110,313
    Tommy Hilfiger USA Inc.
       Note, 6.50%,
       6/01/2003                            0         200,000         200,000                 0          198,000           198,000
                                                                                    -----------       ----------       -----------
                                                                                      5,083,500          989,813         6,073,313
                                                                                    -----------       ----------       -----------
REAL ESTATE DEVELOPMENT 2.9%
    Beazer Homes USA Inc.
       Sr. Note, 8.375%,
       4/15/2012                    2,450,000         300,000       2,750,000         2,450,000          300,000         2,750,000
    D.R. Horton Inc. Sr.
       Note, 8.50%,
       4/15/2012                    3,000,000         300,000       3,300,000         2,970,000          297,000         3,267,000
    EOP Operating LP Note,
       6.80%, 1/15/2009                     0         125,000         125,000                 0          137,480           137,480
    ERP Operating LP Note,
       6.63%, 4/13/2005                     0         125,000         125,000                 0          132,820           132,820
    GGP Mail Properties
       Trust, 3.08%, 9/15/2002              0          73,954          73,954                 0           74,440            74,440
    Lennar Corp. Sr. Note,
       7.625%, 3/01/2009                    0         150,000         150,000                 0          149,250           149,250
    Senior Housing
       Properties Trust Sr.
       Note, 8.625%,
       1/15/2012                            0          75,000          75,000                 0           74,063            74,063
    Simon Property Group LP
       Note, 7.375%, 1/20/2006              0         125,000         125,000                 0          136,567           136,567
    Technical Olympic USA
       Inc. Sr. Note, 9.00%,
       7/01/2010+                   1,600,000         150,000       1,750,000         1,464,000          137,250         1,601,250
    Technical Olympic USA
       Inc. Sr. Note, 10.375%,
       7/01/2012+                   1,600,000         150,000       1,750,000         1,464,000          137,250         1,601,250
    Vomado Reality Trust
       Sr. Note, 5.625%,
       6/15/2007                            0         125,000         125,000                 0          129,491           129,491
                                                                                    -----------       ----------       -----------
                                                                                      8,348,000        1,705,611        10,053,611
                                                                                    -----------       ----------       -----------
SERVICES 9.0%
    Airgas Inc. Sr. Sub.
       Note 9.125%,
       10/01/2011                   3,525,000         300,000       3,825,000         3,701,250          315,000         4,016,250
    Alderwoods Group Inc.
       Note, 12.25%,
       1/02/2009                    2,800,000         300,000       3,100,000         2,688,000          288,000         2,976,000


    The accompanying notes are an integral part of the financial statements.

                     STATE STREET RESEARCH HIGH INCOME FUND - PRO FORMA
                        COMBINING PORTFOLIO OF INVESTMENTS CONTINUED

                                                PRINCIPLE AMOUNT                                       VALUE
                                     -------------------------------------------  ------------------------------------------------
                                       HIGH       STRATEGIC       PRO-FORMA          HIGH            STRATEGIC        PRO-FORMA
                                      INCOME       INCOME         COMBINED          INCOME            INCOME          COMBINED
                                    ------------ -----------    ----------------  ------------    --------------     -------------
SERVICES CONTINUED
    Allied Waste North
       America Inc. Sr. Sub.
       Note, 10.00%,
       8/01/2009                   $6,575,000      $  450,000      $7,025,000       $ 6,114,750       $  418,500       $ 6,533,250
    Coinmach Corp. Sr.
       Note, 9.00%,
       2/01/2010                    2,900,000         300,000       3,200,000         2,994,250          309,750         3,304,000
    Joy Global Inc. Sr.
       Sub. Note, 8.75%,
       3/15/2012                    2,000,000         200,000       2,200,000         2,020,000          202,000         2,222,000
    Prime Succession
       Holdings Inc. Sr. Sub.
       Note, 14.25%,
       8/29/2009+                     189,376               0         189,376                19                0                19
    Service Corp. Note,
       6.30%, 3/15/2020             1,650,000               0       1,650,000         1,604,625                0         1,604,625
    Service Corp. Note,
       7.20%, 6/01/2006                     0         195,000         195,000                 0          165,262           165,262
    Terex Corp. Sr. Sub.
       Note, 9.25%,
       7/15/2011                    2,750,000         425,000       3,175,000         2,681,250          414,375         3,095,625
    Trimas Corp. Sr. Sub.
       Note, 9.875%,
       6/15/2012                    3,225,000         300,000       3,525,000         3,160,500          294,000         3,454,500
    United Rentals Inc. Sr.
       Note, 10.75%,
       4/15/2008                    3,575,000         335,000       3,910,000         3,432,000          321,600         3,753,600
                                                                                    -----------       ----------       -----------
                                                                                     28,396,644        2,728,487        31,125,131
                                                                                    -----------       ----------       -----------
STEEL 2.5%
    Alaska Steel Corp. Sr.
       Note, 7.75%,
       6/15/2012+                           0         300,000         300,000                 0          297,000           297,000
    Alaska Steel Corp. Sr.
       Note, 7.875%,
       2/15/2009                    2,100,000          25,000       2,125,000         2,079,000           24,750         2,103,750
    Earle M. Jorgensen Co.
       Sr. Note, 9.75%,
       6/01/2012                    2,025,000         175,000       2,200,000         1,974,375          170,625         2,145,000
    Oregon Steel Mills
       Inc., 10.00%,
       7/15/2009+                   2,275,000         175,000       2,450,000         2,275,000          175,000         2,450,000
    United States Steel
       Corp. Sr. Note, 10.75%,
       8/01/2008                    1,625,000         150,000       1,775,000         1,600,625          147,750         1,748,375
                                                                                    -----------       ----------       -----------
                                                                                      7,929,000          815,125         8,744,125
                                                                                    -----------       ----------       -----------

    The accompanying notes are an integral part of the financial statements.

                     STATE STREET RESEARCH HIGH INCOME FUND - PRO FORMA
                        COMBINING PORTFOLIO OF INVESTMENTS CONTINUED

                                                PRINCIPLE AMOUNT                                       VALUE
                                     -------------------------------------------  ------------------------------------------------
                                       HIGH       STRATEGIC       PRO-FORMA          HIGH            STRATEGIC        PRO-FORMA
                                      INCOME       INCOME         COMBINED          INCOME            INCOME          COMBINED
                                    ------------ -----------    ----------------  ------------    --------------     -------------
SUPERMARKETS / DRUG 1.0
    Stater Brothers
       Holdings Inc. Sr. Note,
       10.75%, 8/15/2006           $3,275,000      $  300,000      $3,575,000       $ 3,275,000       $  300,000       $ 3,575,000
                                                                                    -----------       ----------       -----------
TRANSPORTATION 1.6%
    Aran Shipping & Trading
       SA Note, 8.30%,
       1/31/2004++                     65,240               0          65,240            32,620                0            32,620
    DaimlerChrysler
       Holdings Corp., 8.50%,
       1/18/2031                            0         200,000         200,000                 0          234,890           234,890
    Dana Corp. Sr. Note,
       9.00%, 8/15/2011             3,000,000         350,000       3,350,000         2,812,500          328,125         3,140,625
    Ford Motor Co. Note,
       7.45%, 7/16/2031                     0         300,000         300,000                 0          242,994           242,994
    Norfolk Southern Corp.
       Note, 6.00%,
       4/30/2008                            0          75,000          75,000                 0           82,349            82,349
    Union Pacific Corp.
       Note, 7.60%,
       5/01/2005                            0         100,000         100,000                 0          110,703           110,703
    United Auto Group Inc.
       Sr. Sub. Note, 9.625%,
       3/15/2012+                   1,300,000         125,000       1,425,000         1,313,000          126,250         1,439,250
    Weyerhaeuser Co. Note,
       6.00%, 8/01/2008                     0         300,000         300,000                 0          316,935           316,935
                                                                                    -----------       ----------       -----------
                                                                                      4,158,120        1,442,246         5,600,366
                                                                                    -----------       ----------       -----------
Total Fixed Income Securities
(Cost $276,027,758, $58,488,834
and $334,545,369)                                                                   $270,491,328      $59,244,187      $329,735,515
                                                                                    ============      ===========      ============

                                                    SHARES
                                   ------------------------------------------
COMMON STOCKS 0.4%
Aurora Foods Inc.                       334               0             334                 217                0               217
Central Rents Inc. *@                 5,250               0           5,250             115,500                0           115,500
Deutsche Telekom BV
    Global Note ADR                  24,302               0          24,302             200,978                0           200,978
E.spire Communications
    Inc. Wts.@                        9,500               0           9,500                  95                0                95
Empire Gas Corp. Wts. *@              2,760               0           2,760                 690                0               690
Freedom Pay Inc. *@               3,145,340               0       3,145,340             534,708                0           534,708
ICG Holdings Inc.
    Exch. Pfd.@                      12,425               0          12,425                 124                0               124
IKS Corp.@                           28,469           1,749          30,218                 285               17               302
International Utility
Structures Inc.@                      2,750               0       $   2,750                   0                0                0
Ladish Inc.                          50,946               0          50,946             315,865                0           315,865


    The accompanying notes are an integral part of the financial statements.

                     STATE STREET RESEARCH HIGH INCOME FUND - PRO FORMA
                        COMBINING PORTFOLIO OF INVESTMENTS CONTINUED

                                                PRINCIPLE AMOUNT                                       VALUE
                                     -------------------------------------------  ------------------------------------------------
                                       HIGH       STRATEGIC       PRO-FORMA          HIGH            STRATEGIC        PRO-FORMA
                                      INCOME       INCOME         COMBINED          INCOME            INCOME          COMBINED
                                    ------------ -----------    ----------------  ------------    --------------     -------------
COMMON STOCKS CONTINUED
Micadent PLC@                       445,502          46,895         492,397         $     6,995       $      736       $     7,731
North Atlantic Trading
    Inc. Wts. *@                        160              10             170                   2                0                 2
Phase Metrics Inc. *@               809,172          33,736         842,908             161,834            6,748           168,582
Prime Succession
    Holdings Inc.++@                266,679               0         266,679               2,667                0             2,667
Primus
    Telecommunications
    Group Wts. *@                     6,500             500           7,000                 650               50               700
Protection One Inc. Wts. *@          10,400               0          10,400                 104                0               104
Reunion Industries Inc. *             8,341               0           8,341               2,752                0             2,752
Sabreliner Corp. Wts. *@              1,750               0           1,750              17,500                0            17,500
Startec Global
    Communications
    Corp. Wts. *@                     8,545             750           9,295                  85                8                93
Town & Country Corp.@               195,632               0         195,632               1,956                0             1,956
Waxman Industries
    Inc. Wts. *@                    236,000               0         236,000              35,400                0            35,400
                                                                                    -----------       ----------       -----------
Total Common Stocks
(Cost $31,209,050,
$735,976 and $31,945,026)                                                             1,398,407            7,559         1,405,966
                                                                                    -----------       ----------       -----------

                                              PRINCIPLE AMOUNT
                                --------------------------------------------
COMMERCIAL PAPER 3.6%
American Express Credit
    Corp., 1.73%,
    10/15/2002                   $        0      $  111,000      $  111,000                   0          110,925           110,925
American Express Credit
    Corp., 1.74%,
    10/01/2002                    3,119,000       1,735,000       4,854,000           3,119,000        1,735,000         4,854,000
American Express Credit
    Corp., 1.74%,
    10/15/2002                            0         932,000         932,000                   0          931,370           931,370
Caterpillar Financial
    Services NV, 1.73%,
    10/08/2002                            0       1,262,000       1,262,000                   0        1,261,576         1,261,576
General Electric
    Capital Corp., 1.74%,
    10/03/2002                            0         866,000         866,000                   0          865,916           865,916
General Electric
    Capital Corp., 1.75%,
    10/15/2002                            0       1,545,000       1,545,000                   0        1,543,949         1,543,949


    The accompanying notes are an integral part of the financial statements.

                     STATE STREET RESEARCH HIGH INCOME FUND - PRO FORMA
                        COMBINING PORTFOLIO OF INVESTMENTS CONTINUED

                                           PRINCIPLE AMOUNT                                       VALUE
                                 -------------------------------------------  ------------------------------------------------
                                   HIGH       STRATEGIC       PRO-FORMA           HIGH            STRATEGIC        PRO-FORMA
                                  INCOME       INCOME         COMBINED           INCOME            INCOME          COMBINED
                                 ------------ -----------    ----------------   ------------    --------------     -------------
COMMERCIAL PAPER CONTINUED
Goldman Sachs Group LP,
    1.76%, 10/15/2002            $        0      $1,279,000      $1,279,000      $        0      $ 1,278,124      $  1,278,124
Goldman Sachs Group LP,
    1.76%, 1/23/2003                      0         400,000         400,000               0          397,771           397,771
Merck & Co. Inc.,
    1.73%, 10/18/2002                     0       1,280,000       1,280,000               0        1,278,954         1,278,954
                                                                               ------------      -----------      ------------
Total Commercial Paper(Cost $3,119,000,
$9,403,585 and $12,522,585)                                                       3,119,000        9,403,585        12,522,585
                                                                               ------------      -----------      ------------
Total Investments (Cost $310,355,808,
$68,628,395 and $378,984,203)-- 99.2%                                           275,008,735       68,655,331      343,664,066
Cash and Other Assets, Less Liabilities-- 0.8%                                    6,415,914       (3,655,395)        2,760,519
                                                                               ------------      -----------      ------------
Net Assets-- 100.0%                                                            $281,424,649      $64,999,936      $346,424,585
                                                                               ============      ===========      ============

----------

*    Nonincome-producing securities.

+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified buyers.

++   Security restricted as to public resale.

# Interest rates on these floating-rate bonds will reset annually or biannually based on the six-month London Interbank Offered Rate (LIBOR) plus 0.8125%.

TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.

@ Security valued under consistently applied procedures established by the Trustees.

Futures contracts open at September 30, 2002, are as follows:

                                                                                                                    UNREALIZED
                                                   NUMBER OF           NATIONAL             EXPIRATION             APPRECIATION
TYPE                                                CONTRACTS            COST                  MONTH              (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds Long                                6              $   600,000        December, 2002              $ 31,213
2-Year U.S. Treasury Notes Short                       (4)             $  (800,000)       December, 2002                (8,639)
5-Year U.S. Treasury Notes Short                      (19)             $(1,900,000)       December, 2002               (68,236)
10-Year U.S. Treasury Notes Short                      (7)             $  (700,000)       December, 2002               (35,411)
                                                                                                                     ----------
                                                                                                                      $(81,073)
                                                                                                                     ==========

    The accompanying notes are an integral part of the financial statements.

                     STATE STREET RESEARCH HIGH INCOME FUND
             PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                                                                              HIGH               STRATEGIC            PRO FORMA
                                                                             INCOME               INCOME               COMBINED
                                                                          -------------         ------------        -------------
ASSETS
Investments, at value
    (Cost $310,355,808,$68,628,395, and $378,984,203)                     $ 275,008,735         $ 68,655,331        $ 343,664,066
Cash                                                                                892               15,902               16,794
Interest and dividends receivable                                             7,232,783            1,027,648            8,260,431
Receivable for securities sold                                                  672,924              780,377            1,453,301
Receivable for fund shares sold                                                 583,869              401,716              985,585
Receivable from Distributor                                                          -                29,194               29,194
Other assets                                                                     34,358               27,636               61,994
                                                                          -------------         ------------        -------------
    TOTAL ASSETS                                                            283,533,561           70,937,804          354,471,365

LIABILITIES

Payable for securities purchased                                                      -            5,346,992            5,346,992
Dividends payable                                                               936,990              123,977            1,060,967
Payable for fund shares redeemed                                                303,177              177,774              480,951
Accrued transfer agent and shareholder services                                 350,871               52,386              403,257
Accrued management fee                                                          140,754               38,488              179,242
Accrued distribution and service fees                                            71,512               30,945              102,457
Accrued trustees' fees                                                           19,225               10,072               29,297
Accrued administration fee                                                        5,153               13,753               18,906
Payable for varation margin                                                          -                15,297               15,297
Other accrued expenses                                                          281,230              128,184              409,414
                                                                          -------------         ------------        -------------
    TOTAL LIABILITIES                                                         2,108,912            5,937,868            8,046,780
                                                                          -------------         ------------        -------------
NET ASSETS                                                                $ 281,424,649         $ 64,999,936        $ 346,424,585
                                                                          =============         ============        =============
Net Assets consist of:
    Undistributed net investment income                                        $367,304             $142,643             $509,947
    Unrealized appreciation (depreciation) of investments                   (35,347,073)              26,936          (35,320,137)
    Unrealized depreciation of futures contracts                                      -              (81,073)             (81,073)
    Accumulated net realized loss                                          (438,771,966)         (21,908,938)        (460,680,904)
    Paid-in capital                                                         755,176,384           86,820,368          841,996,752
                                                                          -------------         ------------        -------------
                                                                          $ 281,424,649         $ 64,999,936        $ 346,424,585
                                                                          =============         ============        =============
Net Asset Value and redemption price per share of
    Class A shares ($189,621,311 DIVIDED BY 61,183,570,
    $25,545,059 DIVIDED BY 4,557,234 and
    $215,166,370 DIVIDED BY 69,423,912)                                   $        3.10         $       5.61        $        3.10
                                                                          =============         ============        =============
Maximum Offering Price per share of Class A shares
    ($3.10 DIVIDED BY 0.955, $5.61 DIVIDED BY 0.955 and
    $3.10 DIVIDED BY 0.955)                                               $        3.25         $       5.87        $        3.25
                                                                          =============         ============        =============
Net Asset Value and offering price per share of
    Class B(1) shares* ($21,386,586 DIVIDED BY 6,973,537,
    $11,636,443 DIVIDED BY 2,086,192 and
    $33,023,029 DIVIDED BY 10,763,909)                                    $        3.07         $       5.58        $        3.07
                                                                          =============         ============        =============
Net Asset Value and offering price per share of
    Class B shares* ($57,485,729 DIVIDED BY 18,690,196,
    $16,032,344 DIVIDED BY 2,871,464 and
    $73,518,073 DIVIDED BY 23,895,502)                                    $        3.08         $       5.58        $        3.08
                                                                          =============         ============        =============
Net Asset Value and offering price per share of Class C
    shares* ($8,418,989 DIVIDED BY 2,733,811,
    $2,579,373 DIVIDED BY 462,043  and
    $10,998,362 DIVIDED BY 3,571,270)                                     $        3.08         $       5.58        $        3.08
                                                                          =============         ============        =============
Net Asset Value, offering price and redemption price per
    share of Class S shares ($4,512,034 DIVIDED BY 1,469,487,
    $9,206,717 DIVIDED BY 1,643,951 and
    $13,718,751 DIVIDED BY 4,468,418)                                     $        3.07         $       5.60        $        3.07
                                                                          =============         ============        =============

----------
* Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                     STATE STREET RESEARCH HIGH INCOME FUND
                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2002
                                   (UNAUDITED)

                                                                             STRATEGIC           PRO FORMA            PRO FORMA
                                                      HIGH INCOME             INCOME            ADJUSTMENTS            COMBINED
                                                      ------------          -----------         -----------          ------------
INVESTMENT INCOME
Interest                                              $ 26,563,587          $ 4,652,332                              $ 31,215,919
Dividends                                                   66,876                2,846                                    69,722
                                                      ------------          -----------         -----------          ------------
                                                        26,630,463            4,655,178                                31,285,641
EXPENSES
Management fee                                           1,907,773              472,254             (94,451)(1)         2,285,576
Transfer agent and shareholder services                  1,165,679              166,417                                 1,332,096
Custodian fee                                              129,061              170,300            (164,003)(1)           135,358
Registration fees                                           62,952              117,297             (62,952)(1)           117,297
Administration fee                                          45,190               65,730             (40,190)(1)            70,730
Reports to shareholders                                    291,355              130,814            (110,814)(1)           311,355
Audit fee                                                   31,750               38,672             (31,750)(1)            38,672
Trustees' fees                                              13,253               13,558             (13,558)(1)            13,253
Legal fees                                                 101,317                9,562              (9,562)(1)           101,317
Distribution and service fees - Class A                    630,435               71,714                                   702,149
Distribution and service fees - Class B(1)                 230,287               95,827                                   326,114
Distribution and service fees - Class B                    725,942              175,745                                   901,687
Distribution and service fees - Class C                     84,930               27,765                                   112,695
Miscellaneous                                              122,789                3,000              (3,000)(1)           122,789
                                                      ------------          -----------         -----------          ------------
                                                         5,542,713            1,558,655            (530,280)            6,571,088
Expenses borne by the Distributor                               -              (489,655)            489,655(1)                  -
Fees paid indirectly                                       (15,537)              (5,312)                                  (20,849)
                                                      ------------          -----------         -----------          ------------
                                                         5,527,176            1,063,688             (40,625)            6,550,239
                                                      ------------          -----------         -----------          ------------
Net investment income                                   21,103,287            3,591,490              40,625            24,735,402
                                                      ------------          -----------         -----------          ------------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS, FOREIGN CURRENCY,
    FORWARD CONTRACTS AND FUTURE
    CONTRACTS
Net realized loss on investments                       (70,401,632)          (2,856,843)                              (73,258,475)
Net realized gain on futures contracts                           -              120,259                                   120,259
Net realized gain on forward contracts
    and foreign currency                                         -               24,342                                    24,342
                                                      ------------          -----------         -----------          ------------
    Total net realized loss                            (70,401,632)          (2,712,242)                              (73,113,874)
                                                      ------------          -----------         -----------          ------------
Change in unrealized appreciation of
    investments                                         66,644,731            2,724,231                                69,368,962
Change in unrealized depreciation of
    forward contracts and foreign currency                       -              (76,801)                                  (76,801)
Change in unrealized appreciation of
    future contracts                                             -             (124,651)                                 (124,651)
                                                      ------------          -----------         -----------          ------------
 Total change in unrealized appreciation                66,644,731            2,522,779                                69,167,510
                                                      ------------          -----------         -----------          ------------
Net loss on investments                                 (3,756,901)            (189,463)                               (3,946,364)
                                                      ------------          -----------         -----------          ------------
Net increase in net assets resulting from
    operations                                        $ 17,346,386          $ 3,402,027         $    40,625          $ 20,789,038
                                                      ============          ===========         ===========          ============


----------
(1)  Adjustments reflect expected savings when the funds combine.

    The accompanying notes are an integral part of the financial statements.

                     STATE STREET RESEARCH HIGH INCOME FUND
                          NOTES TO PRO FORMA STATEMENTS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2002
                                   (UNAUDITED)

     1. BASIS OF COMBINATION

     The unaudited Pro Forma Combining Portfolio of Investments, the Pro Forma Combining Statement of Assets and Liabilities and the Pro Forma Combining Statement of Operations reflect the accounts of State Street Research High Income Fund ("High Income") and State Street Research Strategic Income Fund ("Strategic Income") (collectively, the "Funds" or a "Fund") at and for the year ended September 30, 2002.

     The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Strategic Income to High Income in exchange for shares of High Income under generally accepted accounting principles. However, it is possible that Strategic Income and High Income will not approve the merger.

     The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of High Income for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of each fund in carrying out its obligations under the Agreement and Plan of Reorganization and Liquidation, which will be allocated to each Fund on the basis of identifiable direct costs or otherwise on the basis of relative net assets.

     The Pro Forma Combining Portfolio of Investments, the Pro Forma Combining Statement of Assets and Liabilities and the Pro Forma Combining Statement of Operations should be read in conjunction with the historical financial statements of the funds included or incorporated by reference in the Statement of Additional Information.

     2. PORTFOLIO VALUATION

     Securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term obligations are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in accordance with established methods consistently applied.

     3. CAPITAL SHARES

     The pro forma net asset value per share assumes the issuance of additional shares of High Income which would have been issued at September 30, 2002 in connection with the proposed reorganization. The pro forma number of shares outstanding of 69,423,912, 10,763,909, 23,895,502, 3,571,270 and 4,468,418 in
each of Class A, Class B(1), Class B, Class C and Class S shares, respectively, includes 8,240,342, 3,790,372, 5,205,306, 837,459, and 2,998,931 additional shares from each of Class A, Class B(1), Class B, Class C and Class S shares, respectively, all of which are assumed to be issued in the reorganization at September 30, 2002.

     4. MISCELLANEOUS EXPENSES

     Miscellaneous expenses consist primarily of certain insurance costs and travel reimbursements to Trustees.


    The accompanying notes are an integral part of the financial statements.

                       STATE STREET RESEARCH INCOME TRUST

                                    FORM N-14

                                     PART C

                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

         Under Article VI of the Registrant's First Amended and Restated Master Trust Agreement as further amended ("Master Trust Agreement") each of Registrant's Trustees and officers (including persons serving in such capacity with another entity at the request of the Registrant) ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromises or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before which the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

         Under the Distribution Agreement between the Registrant and State Street Research Investment Services, Inc., the Registrant's distributor, the Registrant has agreed to indemnify and hold harmless State Street Research Investment Services, Inc. and each person who has been, is, or may hereafter be an officer, director, employee or agent of State Street Research Investment Services, Inc. against any loss, damage or expense reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon a violation of any of its covenants herein contained or any untrue or alleged untrue statement of material fact, or the omission or alleged omission to state a material fact necessary to make the statements made not misleading, in a Registration Statement or Prospectus of the Registrant, or any amendment or supplement thereto, unless such statement or omission was made in reliance upon written information furnished by State Street Research Investment Services, Inc.

         Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, underwriters and controlling persons of the Registrant, pursuant to Article VI of the Master Trust Agreement, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS

        (1) (a) First Amended and Restated Master Trust Agreement and Amendment No. 1 to First Amended and Restated Master Trust Agreement (8)

        (1) (b) Amendment No. 2 to First Amended and Restated Master Trust Agreement (9)

        (1) (c) Amendment No. 3 to First Amended and Restated Master Trust Agreement (9)

        (1) (d) Amendment No. 4 to First Amended and Restated Master Trust Agreement (11)

        (1) (e) Amendment No. 5 to First Amended and Restated Master Trust Agreement (12)

        (1) (f) Amendment No. 6 to First Amended and Restated Master Trust Agreement (13)

        (1) (g) Amendment No. 7 to First Amended and Restated Master Trust Agreement (15)

        (2) (a)      By-Laws of the Registrant (1)***

        (2) (b)      Amendment No. 1 to By-Laws effective September 30,
                     1992 (6)***

        (2) (c)      Amendment No. 2 to By-Laws effective August 2, 2000 (14)

        (3)          Not applicable

        (4) Copies of the agreement of reorganization and any amendments to it - filed as Appendix A to Part A hereof

        (5) See First Amended and Restated Master Trust Agreement and By-Laws of the Registrant, with amendments, included as Exhibits above

        (6) (a) Advisory Agreement with MetLife - State Street Investment Services, Inc. (2)*, ***

        (6) (c) Letter Agreement with respect to the Advisory Agreement relating to MetLife - State Street Managed
                     Assets (5)**, ***

        (6) (e) Transfer and Assumption of Responsibilities and Rights relating to the Advisory Agreement between State Street Financial Services, Inc. and State Street Research & Management Company (6)*, ***

        (7) (a) Distribution Agreement with MetLife - State Street Investment Services, Inc. (2)*, ***

        (7) (b)      Form of Selected Dealer Agreement, as Supplemented (9)

        (7) (c)      Form of Bank and Bank-Affiliated Broker-Dealer
                     Agreement (9)

        (7) (d) Letter Agreement with respect to the Distribution Agreement relating to MetLife - State Street Managed Assets (5)**, ***

        (8)          Not applicable

        (9) (a)      Custodian Contract with State Street Bank and Trust
                     Company (2)***

        (9) (b) Letter Agreement with respect to the Custodian Contract relating to MetLife - State Street Managed
                    Assets (5)**, ***

        (9) (c) Amendment to the Custodian Contract with State Street Bank and Trust Company dated January 12, 1989 (4)***

        (9) (d) Amendment to the Custodian Contract with State Street Bank and Trust Company dated November 2, 1995 (10)

        (9) (e)      Data Access Services Addendum to Custodian Contract (12)

        (9) (f) Amendment to the Custodian Contract with State Street Bank and Trust Company dated November 17, 2000 (14)

        (10) (a) First Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 (7)***

        (10) (b) State Street Research Income Trust Rule 12b-1 Plan for Distribution of Class B(1) Shares (12)

        (10) (c) Amendment No. 1 to the First Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 (13)

        (10) (d) First Amended and Restated Multiple Class Expense Allocation Plan Adopted Pursuant to Rule 18f-3 (9)

        (10) (e) Addendum to the First Amended and Restated Multiple Class Expense Allocation Plan (12)

        (11)         Opinion and Consent of Ropes & Gray - filed herewith

        (12) Opinion of Ropes & Gray as to tax matters - to be filed by post-effective amendment

        (13)         Not applicable

        (14)         Consent of PricewaterhouseCoopers LLP - filed herewith

        (15)         Not applicable

        (16) (a)     Powers of Attorney (15)

        (16) (b) Certificate of Board Resolution Respecting Powers of Attorney (15)

        (17) (a) State Street Research & Management Company Code of Ethics (revised May 1, 2002) (15)

        (17) (b) State Street Research Strategic Income Fund: Annual Report to Shareholders for year ended April 30, 2002 -- filed herewith

        (17) (c) State Street Research High Income Fund: Annual Report to Shareholders for year ended March 31, 2002 -- filed herewith

----------------------------

* MetLife - State Street Investment Services, Inc. changed its name to State Street Financial Services, Inc. effective as of June 18, 1992, and subsequently changed its name to State Street Research Investment Services, Inc. effective October 28, 1992. Documents in this listing of Exhibits which were effective prior to the most recent name change accordingly refer to MetLife - State Street Investment Services, Inc. or State Street Financial Services, Inc.

** The series of the Registrant have changed their names at various times. Documents in this listing of Exhibits which were effective prior to the most recent name change accordingly refer to a former name of such series.

*** Restated in electronic format in Post-Effective Amendment No. 17, filed on July 3, 1997.

Filed as part of the Registration Statement as noted below and incorporated herein by reference:

        FOOTNOTE          SECURITIES ACT OF 1993
       REFERENCE          REGISTRATION/AMENDMENT                                DATE FILED
       ---------          ----------------------                                ----------
           1              Initial Registration                                  January 15, 1986
           2              Pre-Effective Amendment No. 1                         August 12, 1986
           3              Post-Effective Amendment No. 4                        December 23, 1998
           4              Post-Effective Amendment No. 5                        June 23, 1989
           5              Post-Effective Amendment No. 8                        July 31, 1991
           6              Post-Effective Amendment No. 10                       April 1, 1993
           7              Post-Effective Amendment No. 11                       June 1, 1993
           8              Post-Effective Amendment No. 15                       July 31, 1995
           9              Post-Effective Amendment No. 16                       May 31, 1996
           10             Post-Effective Amendment No. 17                       July 3, 1997
           11             Post-Effective Amendment No. 19                       June 2, 1998
           12             Post-Effective Amendment No. 20                       July 14, 1999
           13             Post-Effective Amendment No. 21                       July 31, 2000
           14             Post-Effective Amendment No. 22                       July 30, 2001
           15             Post-Effective Amendment No. 23                       May 28, 2002

ITEM 17.  UNDERTAKINGS

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an Internal Revenue Service ruling supporting the tax consequences of the proposed mergers described in this Registration Statement within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Boston and The Commonwealth of Massachusetts, on the 8th day of November, 2002.

                                STATE STREET RESEARCH INCOME TRUST

                                By: __________________*_________________
                                    Richard S. Davis, Chief Executive Officer


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated.

SIGNATURE:                                  TITLE:

_______*___________                 Chairman of the Board,
Richard S. Davis                    President, and Chief
                                    Executive Officer (Principal
                                    Executive Officer)


_______*___________                 Treasurer (Principal
Douglas A. Romich                   Accounting and Financial
                                    Officer)


_______*___________                 Trustee
Bruce R. Bond

_______*___________                 Trustee
Steve A. Garban

_______*___________                 Trustee
Dean O. Morton

_______*___________                 Trustee
Susan M. Phillips

_______*___________                 Trustee
Toby Rosenblatt

_______*___________                 Trustee
Michael S. Scott Morton

_______*___________                 Trustee
James M. Storey

         *By:  /s/ Francis J. McNamara, III
              -----------------------------------
               Francis J. McNamara, III,
               Attorney-in-Fact under
               Powers of Attorney incorporated by
               reference from Post-Effective
               Amendment No. 23 filed May 28, 2002.